Exhibit 10.2

EXECUTION VERSION

ORBCOMM INC.

$45,000,000

9.50% SENIOR SECURED NOTES

DUE JANUARY 4, 2018

SENIOR SECURED NOTE AGREEMENT

Dated as of January 4, 2013

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TABLE OF CONTENTS

(Not Part of Agreement)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

-i-

6A.	Indebtedness	23
6B.	Guarantees	24
6C.	Transfers, Liens and Related Matters	25
6D.	Investments and Loans	27
6E.	Restricted Junior Payments	28
6F.	Restriction on Fundamental Changes	29
6G.	Changes Relating to Working Capital Facility	30
6H.	Transactions with Affiliates	30
6I.	Conduct of Business	31
6J.	Tax Consolidations	31
6K.	Subsidiaries	31
6L.	Fiscal Year	31
6M.	Deposit Accounts; Securities Accounts.	31
6N.	Sales and Lease-Backs	32
6O.	Financial Covenant	32
6P.	Anti-Money Laundering and Terrorism Laws and Regulations	32
6Q.	Economic Sanctions Laws and Regulations	33
6R.	Changes to Material Contracts	33
6S.	Most Favored Lender Status	33

PARAGRAPH 7. [INTENTIONALLY OMITTED]		33

PARAGRAPH 8. EVENTS OF DEFAULT		33
8A.	Events of Default; Acceleration	33
8B.	Rescission of Acceleration	36
8C.	Notice of Acceleration or Rescission	36
8D.	Other Remedies	37

PARAGRAPH 9. REPRESENTATIONS AND WARRANTIES		37
9.	Representations and Warranties	37
9A.	Organization; Power; Authorization; Capitalization	37
9B.	Financial Condition	38
9C.	Actions Pending	38
9D.	Outstanding Indebtedness and Liabilities	39
9E.	Properties	39
9F.	Possession of Franchises, Licenses	41
9G.	Taxes	42
9H.	Conflicting Agreements and Other Matters	42
9I.	Offering of Notes	43
9J.	Use of Proceeds; Margin Regulations	43
9K.	Employee Matters	44
9L.	Governmental Consent; Regulation	44
9M.	Compliance with Laws	44
9N.	Environmental Compliance	44
9O.	Fiscal Year	45
9P.	Disclosure	45
9Q.	Rule 144A	45
9R.	Illegal Payments, Trade Restrictions, Etc.	45

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9S.	Solvency	47
9T.	Broker’s Fees	47
9U.	Investment Company Status	47
9V.	ERISA Compliance	47

PARAGRAPH 10. REPRESENTATIONS OF THE PURCHASERS		47
10.	Representations of the Purchasers	47
10A.	Nature of Purchase	47
10B.	Source of Funds	48

PARAGRAPH 11. DEFINITIONS; ACCOUNTING MATTERS		49
11.	Definitions; Accounting Matters	49
11A.	Defined Terms	49
11B.	Accounting and Legal Principles, Terms and Determinations	68

PARAGRAPH 12. MISCELLANEOUS		68
12.	Miscellaneous	68
12A.	Note Payments	68
12B.	Expenses	68
12C.	Consent to Amendments	69
12D.	Form, Registration, Transfer and Exchange of Notes; Lost Notes	70
12E.	Persons Deemed Owners; Participations	70
12F.	Survival of Representations and Warranties; Entire Agreement	71
12G.	Successors and Assigns	71
12H.	Notices	71
12I.	Payments Due on Non-Business Days	72
12J.	Satisfaction Requirement	72
12K.	Governing Law	72
12L.	Waiver of Jury Trial; Consent to Jurisdiction; Limitations of Remedies; Limitation of Liabilities.	72
12M.	Severability	73
12N.	Descriptive Headings	74
12O.	Counterparts	74
12P.	Independence of Covenants	74
12Q.	Maximum Interest Payable	74
12R.	Indemnification	75
12S.	Severalty of Obligations	77
12T.	Substitution of Purchaser	77
12U.	Confidential Information	77
12V.	Press Release; Public Offering Materials	78

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULES AND EXHIBITS

PURCHASER SCHEDULE

SCHEDULE 5B	–	MORTGAGED PROPERTY
SCHEDULE 5L	–	POST-CLOSING MATTERS
SCHEDULE 6A	–	INDEBTEDNESS
SCHEDULE 6C	–	NEGATIVE PLEDGE AGREEMENTS
SCHEDULE 6D	–	INVESTMENTS
SCHEDULE 6E	–	LIENS
SCHEDULE 6H	–	TRANSACTIONS WITH AFFILIATES
SCHEDULE 9A(i)	–	SUBSIDIARIES
SCHEDULE 9A(ii)	–	EQUITY INTERESTS
SCHEDULE 9E(i)	–	OWNED REAL PROPERTY
SCHEDULE 9E(ii)	–	LEASED REAL PROPERTY
SCHEDULE 9F	–	LICENSES
SCHEDULE 9H	–	MATERIAL CONTRACTS
SCHEDULE 9J	–	MARGIN STOCK

EXHIBIT A	–	FORM OF NOTE
EXHIBIT B	–	FORM OF WIRE INSTRUCTION LETTER
EXHIBIT C	–	FORM OF OPINION OF COUNSEL TO NOTE PARTIES
EXHIBIT D	–	COMPLIANCE CERTIFICATE
EXHIBIT E	–	SECURITY DOCUMENTS

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ORBCOMM Inc.

2115 Linwood Avenue, Suite 100

Fort Lee, New Jersey 07024

As of January 4, 2013

TO EACH OF THE PURCHASERS NAMED ON

THE ATTACHED PURCHASER SCHEDULE

$45,000,000 9.50% Senior Secured Notes Due 2018

Ladies and Gentlemen:

ORBCOMM Inc., a Delaware corporation (the “Company”), and the purchasers (the “Purchasers”) signatory to this “Note Agreement” hereby agree as follows:

PARAGRAPH 1. AUTHORIZATION OF ISSUE OF NOTES.

1. Authorization of Issue of Notes. The Company has authorized the issuance of its senior secured promissory notes in the aggregate principal amount of $45,000,000, to be dated the date of issue thereof, to mature January 4, 2018, and to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at a rate of 9.50% per annum (or at the Default Rate on the occurrence and during the continuance of an Event of Default); such senior secured promissory notes to be substantially in the form of Exhibit A attached hereto.

The term “Notes” as used herein shall include (a) each senior secured promissory note issued pursuant to this paragraph 1, and (b) each senior secured promissory note issued in substitution or exchange for any other Note pursuant to any provision of this Agreement. Capitalized terms used herein have the meanings specified in paragraph 11.

PARAGRAPH 2. PURCHASE AND SALE OF NOTES.

2. Purchase and Sale of Notes. The Company hereby agrees to sell to each Purchaser and, subject to the terms and conditions herein set forth, each Purchaser agrees to purchase from the Company, Notes in the aggregate principal amount set forth opposite such Purchaser’s name in the Purchaser Schedule attached hereto, at the aggregate purchase price with respect to such Notes set forth opposite such Purchaser’s name in the Purchaser Schedule attached hereto. At the offices of Paul Hastings LLP, 1000 Louisiana Street, 54th Floor, Houston, Texas 77002, or at another mutually agreeable location, the Company will deliver to each Purchaser one or more Notes registered in such Purchaser’s name, or in the name of the nominee(s) for such Purchaser, evidencing the aggregate principal amount of Notes to be purchased by it and in the denomination or denominations specified in the Purchaser Schedule attached hereto, against payment of the purchase price thereof by transfer of immediately available funds for credit to an account of the Company or its designee(s) identified in a written instruction of the Company, substantially in the form of Exhibit B attached hereto, delivered to each Purchaser at least 3 Business Days before the date of closing, which shall be January 4, 2013, or any later date upon which the Company and the Purchasers may mutually agree (the “Closing” or the “Date of Closing”). For the avoidance of doubt, the transfer of immediately available funds for credit to an account of the Company’s designee(s) pursuant to the immediately preceding sentence shall constitute the transfer of such funds to the Company hereunder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PARAGRAPH 3. CONDITIONS OF CLOSING.

3. Conditions of Closing. The obligation of each Purchaser to purchase and pay for the Notes to be purchased by it hereunder, is subject to such Purchaser’s satisfaction, on or before the Date of Closing, of the following conditions:

3A. Execution and Delivery of Documents. Such Purchaser shall have received the following, each to be dated the Date of Closing unless otherwise indicated, and each in form, scope and substance reasonably satisfactory to it:

(i) The Notes to be purchased by such Purchaser.

(ii) A certificate of the Secretary or Assistant Secretary of the Company and each of the other Note Parties (which certificate may be combined with the certificates described in clauses (iii), (iv), (v) and (vii) below) (a) attaching resolutions of the Board of Directors (or equivalent governing body) of such entity evidencing approval of the transactions contemplated by each of the Senior Note Documents to which such entity is a party and the execution, delivery and performance thereof, and authorizing certain officers to execute and deliver the same, and certifying that such resolutions were duly and validly adopted and have not since been amended, revoked or rescinded, and (b) certifying that no dissolution or liquidation proceedings as to such entity have been commenced or are contemplated.

(iii) An incumbency certificate signed by the Secretary or an Assistant Secretary and one other officer of each of the Note Parties, certifying as to the names, titles and true signatures of the officers of such entity authorized to sign the Senior Note Documents to which such entity is a party and any other documents to be delivered by such entity hereunder or in connection herewith.

(iv) The certificate of formation (or equivalent charter document) of each of the Note Parties, as amended to date, certified as of a recent date by the Secretary of State of such entity’s jurisdiction of organization.

(v) The bylaws (or equivalent organizational document) of each of the Note Parties, certified by the Secretary or an Assistant Secretary of such entity, as amended through and including the Date of Closing.

(vi) A favorable written opinion of (A) Milbank, Tweed, Hadley & McCloy LLP, counsel to the Note Parties, (B) Christian G. Le Brun, in-house counsel to the Company and (C) Butzel Long Tighe Patton, PLLC, regulatory counsel to the Company, in each case, dated as of the Date of Closing, covering the matters set forth in Exhibit C attached hereto and as to such other matters relating to the transactions contemplated hereby as such Purchaser may reasonably request. The Company hereby directs such counsel to deliver such opinion, agrees that the issuance and sale of the Notes will constitute a reconfirmation of such direction, and understands and agrees that the Purchasers and the Collateral Agent will and hereby are authorized to rely on such opinion.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(vii) Corporate (or equivalent) and (if available) tax good standing certificates with respect to each Note Party, each dated as of a recent date prior to the Date of Closing, from such entity’s jurisdiction of organization and from Virginia, New York and New Jersey to the extent such entity is required by law to qualify to transact business as a foreign corporation, limited liability company or other form of business entity in such jurisdiction, as applicable.

(viii) The Guaranty Agreement, the Security Agreement and each other Security Document required to be delivered on the Date of Closing as set forth in Exhibit E attached hereto, duly executed and delivered by the parties thereto.

(ix) The Collateral Agency Agreement, duly executed and delivered by the parties thereto.

(x) Certificates of insurance evidencing the insurance coverage required under paragraph 5E.

(xi) An Officer’s Certificate of the Company certifying as to the matters described in paragraph 3C and confirming compliance with the conditions precedent within the Company’s control set forth in this paragraph 3.

(xii) The Sources and Uses of Funds Statement.

(xiii) Such additional documents or certificates with respect to such legal matters or corporate or other proceedings related to the transactions contemplated hereby as may be reasonably requested by such Purchaser (provided such request is made reasonably in advance of the Closing).

3B. Purchase Permitted By Applicable Laws. The offer by the Company of the Notes, and the purchase of and payment for the Notes to be purchased by each Purchaser on the Date of Closing, each on the terms and conditions herein provided (including the use of the proceeds of such Notes by the Company) shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or governmental regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject any Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and each Purchaser shall have received such certificates or other evidence as it may request to establish compliance with this condition.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3C. Representations and Warranties. The representations and warranties of the Company and each Subsidiary contained in this Agreement and the other Senior Note Documents shall be true and correct on and as of the Date of Closing.

3D. Performance; No Default; No Material Adverse Effect. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by paragraph 9K) no Default or Event of Default shall have occurred and be continuing. On the Date of Closing and immediately after giving effect to the issue and sale of the Notes and the Transactions, there shall have been no material adverse change in the business, operations, properties, assets, liabilities, profits or financial position of the Company and its Subsidiaries taken as a whole.

3E. Personal Property Collateral.

(i) Filings and Recordings. Each Purchaser shall have received all filings and recordations that are necessary or advisable to perfect the Liens of the Collateral Agent in the Collateral and such Purchaser shall have received evidence reasonably satisfactory to it that upon such filings and recordations such Liens constitute valid and perfected first priority Liens thereon (other than with respect to Permitted Encumbrances).

(ii) Pledged Collateral. The Collateral Agent shall have received (A) original stock certificates or other certificates evidencing the certificated Equity Interests pledged pursuant to the Security Documents, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note (if any) pledged pursuant to the Security Documents together with an undated endorsement for each such promissory note duly executed in blank by the holder thereof.

(iii) Lien Search. Each Purchaser shall have received the results of a Lien search (including, if requested by such Purchaser, a search as to judgments, pending litigation, bankruptcy, tax and intellectual property matters), in form and substance reasonably satisfactory thereto, made against the Note Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such Note Party, indicating among other things that the assets of each such Note Party are free and clear of any Lien (except for Permitted Encumbrances), or discharged on or prior to the Date of Closing pursuant to documentation satisfactory to such Purchaser.

(iv) Insurance. Each Purchaser shall (A) have received evidence of property hazard, and liability insurance, evidence of payment of all insurance premiums for the current policy year of each (with appropriate endorsements naming the Collateral Agent as lender’s loss payee (and mortgagee, as applicable) on all policies for property hazard insurance and as additional insured on all policies for liability insurance, and if requested by such Purchaser, copies of such insurance policies; and (B) be satisfied with the scope, amounts, coverage and other terms and conditions of all insurance policies carried by the Company and its Subsidiaries as are required under the terms of paragraph 5E.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3F. [Reserved]

3G. Consents; Defaults.

(i) Governmental and Third Party Approvals. The Note Parties shall have received all material governmental, shareholder and third party consents and approvals necessary in connection with this Agreement and the other Senior Note Documents and the Transactions and no law or regulation shall be applicable which in the reasonable judgment of such Purchaser could reasonably be expected to have such effect.

(ii) No Injunction, Etc. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Senior Note Documents or the issuance and sale of the Notes or consummation of the Transactions, or which, in such Purchaser’s sole discretion, would make it inadvisable to purchase the Notes or consummate the transactions contemplated by this Agreement or the other Senior Note Documents or the consummation of the Transactions; and the issuance and sale of the Notes and the consummation of the Transactions would not conflict with, or cause such Purchaser to violate or exceed, any Applicable Law, and no change in Applicable Law shall have occurred, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to, enjoin, prohibit or restrain, the issuance or repayment of any Note, or the consummation of the Transactions.

3H. Financial Matters.

(i) Financial Statements; Pro Forma Balance Sheet; Projections. Such Purchaser shall have received and shall be satisfied with the form and substance of (a) the consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Company (1) as of and for the fiscal years ended 2009, 2010 and 2011, audited by and accompanied by the unqualified opinion of KPMG, LLP, independent public accountants, and (2) as of and for the nine-month period ended September 30, 2012 and for the comparable period of the preceding fiscal year, in each case, as the Company has filed with the SEC on Form 10-Q, (b) unaudited pro forma consolidated balance sheet and statements of income and cash flows and pro forma Consolidated Adjusted EBITDA, for the fiscal years ended December 31, 2012 and 2013, in each case after giving effect to the Transactions as if they had occurred on such date in the case of the balance sheet and as of the beginning of all periods presented in the case of the statements of income and cash flows and (c) the forecasts of the financial performance of the Company and its Subsidiaries.

(ii) Indebtedness and Minority Interests. After giving effect to the issuance and sale of the Notes and the Transactions, the Company and its Subsidiaries shall not have outstanding any Indebtedness or preferred stock other than as reflected in the Pro Forma.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii) Financial Condition/Solvency Certificate. The Company shall have delivered to such Purchaser a certificate, in form and substance reasonably satisfactory to such Purchaser, and certified as accurate by the chief financial officer of the Company, that (A) after giving effect to the Transactions, the Company and each Subsidiary Note Party is Solvent, (B) attached thereto are calculations evidencing compliance on a pro forma basis after giving effect to the Transactions with the Closing Leverage Ratio, and (C) the financial projections previously delivered to such Purchaser represent the good faith estimates (utilizing reasonable assumptions) of the financial condition and operations of the Company and its Subsidiaries as of the date thereof.

(iv) Closing Leverage Ratio. Such Purchaser will be reasonably satisfied that on the Date of Closing and after giving effect to the issue and sale of the Notes and the Transactions, the Consolidated Leverage Ratio will not exceed 3.20 to 1.00 (the “Closing Leverage Ratio”).

(v) Payment at Closing. The Company shall have paid, without limiting the provisions of paragraph 12B, (A) subject to the agreed cap, all fees, charges and disbursements of Paul Hastings LLP, special counsel to the Purchasers to the extent accrued and unpaid prior to or on the Date of Closing, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the Closing (provided that such estimate shall not thereafter preclude a final settling of accounts) and (C) to any other Person such amount as may be due thereto in connection with the Transactions, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Senior Note Documents, and the fees and expenses of any local counsel, foreign counsel, appraisers, consultants and other advisors required to be reimbursed or paid by the Company hereunder or under any other Senior Note Document, each as set forth in a statement to be delivered to the Company prior to the Date of Closing.

(vi) Funding Instructions. At least three Business Days prior to the Date of Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Exhibit B including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

3I. Corporate Structure and Due Diligence Matters. Each Purchaser shall have reviewed and be satisfied with the Company’s capital structure, financing plan and hedging strategy, if any, (both before and immediately after giving effect to the issuance and sale of the Notes and the Transactions) and shall have performed and be satisfied with such other due diligence (including, without limitation, accounting, information technology, tax, customer, supplier, management, environmental and legal) regarding the Company and its Subsidiaries and their respective properties as such Purchaser may require.

3J. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PARAGRAPH 4. PREPAYMENTS.

4. Prepayments. The Notes shall be subject to prepayment only with respect to the prepayments specified in paragraphs 4A, 4B, 4C, 4F and 4G.

4A. Optional Prepayment With Prepayment Premium.

(i) The Notes shall be subject to optional prepayment, on any Business Day after the Date of Closing, in each case in whole at any time or from time to time in part, in a principal amount of at least $1,000,000 and increments of $100,000, at the option of the Company, at one hundred percent (100%) of the principal amount so prepaid plus interest thereon to the prepayment date and the Prepayment Premium, if any, with respect to each Note so prepaid.

(ii) The Company shall give the holder of each Note irrevocable written notice of any prepayment pursuant to this paragraph 4A not less than 10 days and not more than 60 days prior to the prepayment date, specifying such prepayment date and the principal amount of the Notes, and of the Notes held by such holder, to be prepaid on such date and stating that such prepayment is to be made pursuant to this paragraph 4A. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with accrued and unpaid interest thereon to the prepayment date and together with the Prepayment Premium, if any, with respect thereto, shall become due and payable on such prepayment date (unless such notice is revoked by the Company prior to such prepayment date, in which case, the Company shall be responsible for any breakage costs reasonably incurred as a result of such revocation). The Company shall, on or before the day on which it gives written notice of any prepayment pursuant to this paragraph 4A, give telephonic notice of the principal amount of the Notes to be prepaid and the applicable prepayment price and prepayment date thereof to each holder which shall have designated a recipient of such notices in the Purchaser Schedule attached hereto or by notice in writing to the Company.

(iii) Notwithstanding anything in this paragraph 4A to the contrary, to the extent the Company seeks to consummate the Working Capital Facility on or before March 31, 2013, and the Purchasers have notified the Company that the documentation relating to the Working Capital Facility is not in form, scope and substance satisfactory to them, the Company shall have the right to prepay (without any Prepayment Premium), on or before March 31, 2013, all, but not less than all, outstanding Notes at an amount equal to the principal amount of such Notes at the time of such prepayment, together with accrued and unpaid interest thereon to the prepayment date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4B. Offer to Prepay Notes in the Event of a Change in Control.

(i) Notice of Occurrence of Change in Control. The Company will, within five (5) days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay the Notes as described in clause (iii) of this paragraph 4B and shall be accompanied by the certificate described in clause (vi) of this paragraph 4B. The Company shall, on or before the day on which it gives such written notice of such Change in Control, give telephonic notice thereof to each holder which shall have designated a recipient of such notices in the Purchaser Schedule attached hereto or by notice in writing to the Company.

(ii) Offer to Prepay Notes. The offer to prepay Notes contemplated by the foregoing clause (i) shall be an offer to prepay, in accordance with and subject to this paragraph 4B, all, but not less than all, the Notes held by each holder (in this case only (without limitation of any other provision hereof), “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed COC Prepayment Date”). Such Proposed COC Prepayment Date shall be not less than 10 days and not more than 25 days after the date of such offer. If the Proposed COC Prepayment Date shall not be specified in such offer, the Proposed COC Prepayment Date shall be the 25th day after the date of such offer.

(iii) Acceptance. A holder of Notes may accept the offer to prepay made pursuant to this paragraph 4B by causing a notice of such acceptance to be delivered to the Company on or before the fifth day prior to the Proposed COC Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this paragraph 4B on or before such date shall be deemed to constitute an acceptance of such offer by such holder.

(iv) Prepayment. Prepayment of the Notes to be prepaid pursuant to this paragraph 4B shall be at one hundred percent (100%) of the principal amount of such Notes, plus the Prepayment Premium, if any, determined for the date of prepayment with respect to such principal amount, together with accrued and unpaid interest on such Notes to the date of prepayment. The prepayment shall be made on the Proposed COC Prepayment Date.

(v) Officer’s Certificate. Each offer to prepay the Notes pursuant to this paragraph 4B shall be accompanied by a certificate, executed by a Responsible Officer and dated the date of such offer, specifying: (a) the Proposed COC Prepayment Date; (b) that such offer is made pursuant to this paragraph 4B; (c) the principal amount of each Note offered to be prepaid; (d) the interest and Prepayment Premium, if any, that would be due on each Note offered to be prepaid, accrued to the Proposed COC Prepayment Date; (e) that the conditions of this paragraph 4B have been fulfilled; and (f) in reasonable detail, the nature and date of the Change in Control.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4C. Offer to Prepay Notes in Other Circumstances.

(i) Notice of Other Transactions. The Company will give to each holder of Notes written notice of the occurrence of any event described in paragraph 4F or 4G. Each such notice shall contain and constitute an offer to prepay the Notes as described in clause (ii) of this paragraph 4C and shall be accompanied by the certificate described in clause (v) of this paragraph 4C. The Company shall, on or before the day on which it gives such written notice of such transaction, give telephonic notice thereof to each holder of Notes which shall have designated a recipient of such notices in the Purchaser Schedule attached hereto or by notice in writing to the Company.

(ii) Offer to Prepay Notes. Each offer to prepay Notes contemplated by the foregoing clause (i) shall be an offer to prepay, in accordance with and subject to this paragraph 4C, Notes held by each holder (in this case only (without limitation of any other provision hereof), “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner), in a principal amount equal to the Pro Rata Portion of the Notes held by such holder on a date specified in such offer (the “Proposed Other Prepayment Date”). Such Proposed Other Prepayment Date shall be not more than 20 days after the date of consummation of the applicable transaction as specified in paragraph 4F or 4G, as the case may be (if the Proposed Other Prepayment Date shall not be specified in such offer, the Proposed Other Prepayment Date shall be the 20th day after such date of consummation of the applicable transaction). A “Pro Rata Portion” shall mean, at any time and with respect to Notes then held by any holder, the amount equal to (a) the aggregate amount of Notes to be prepaid, determined in accordance with paragraph 4F or 4G, as the case may be, multiplied by (b) a fraction, (I) the numerator of which is the aggregate outstanding principal amount of Notes held by such holder at such time and (II) the denominator of which is the aggregate outstanding principal amount of all Notes held by all holders of Notes at such time.

(iii) Acceptance. A holder of Notes may accept the offer to prepay made pursuant to this paragraph 4C by causing a notice of such acceptance to be delivered to the Company on or before the fifth day prior to the Proposed Other Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this paragraph 4C on or before such date shall be deemed to constitute a rejection of such offer by such holder.

(iv) Prepayment. Prepayment of the Notes to be prepaid pursuant to this paragraph 4C shall be at one hundred percent (100%) of the principal amount of such Notes, plus the Prepayment Premium, if any, determined for the date of prepayment with respect to such principal amount, with respect to prepayments pursuant to paragraphs 4G or 4F, in each case together with interest on such Notes accrued to the date of prepayment. The prepayment shall be made on the Proposed Other Prepayment Date.

(v) Officer’s Certificate. Each offer to prepay the Notes pursuant to this paragraph 4C shall be accompanied by a certificate, executed by a Responsible Officer and dated the date of such offer, specifying: (a) the Proposed Other Prepayment Date; (b) that such offer is made pursuant to this paragraph 4C; (c) the principal amount of each Note offered to be prepaid; (d) the interest and Prepayment Premium, if any, that would be due on each Note offered to be prepaid, accrued to the Proposed Other Prepayment Date; (e) that the conditions of this paragraph 4C have been fulfilled; and (f) in reasonable detail, the nature and scheduled consummation date of the transaction pursuant to which such prepayment offer is being made.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4D. Partial Payments Pro Rata.

(i) Upon any partial prepayment of Notes pursuant to paragraph 4A, the principal amount so prepaid shall be allocated to all Notes at the time outstanding pro rata (based upon the proportion of the respective outstanding principal amounts of the Notes) until such Notes have been prepaid in full.

(ii) Upon any prepayment of Notes pursuant to paragraph 4B, 4C, 4F or 4G, the principal amount so prepaid shall be allocated to all Notes at the time outstanding and held by holders of such Notes who have accepted the Company’s offer of prepayment made pursuant to paragraph 4B, 4C, 4F or 4G, as applicable, in proportion to the respective outstanding principal amounts thereof until all such Notes held by holders of such Notes who have accepted the Company’s offer of prepayment have been prepaid in full.

4E. Retirement of Notes. The Company shall not, and shall not permit any of its Subsidiaries to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to paragraph 4A, 4B, 4C, 4F or 4G or upon acceleration of such final maturity pursuant to paragraph 8A), or purchase or otherwise acquire, directly or indirectly, Notes held by any holder unless the Company or such Subsidiary shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes held by each other holder of Notes at the time outstanding upon the same terms and conditions. Any Notes so prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries shall not be deemed to be outstanding for any purpose under this Agreement.

4F. Proceeds of Asset Dispositions. (a) Within 365 days after receipt by the Company or any of its Subsidiaries of proceeds of any Asset Disposition (including any Casualty Event), the Company or applicable Subsidiary may apply such net proceeds (i) to prepay or repay the Notes; (ii) to fund Permitted Acquisitions; (iii) to make capital expenditures in a Permitted Business; or (iv) to acquire other assets that are not classified as current assets under GAAP and that are used or useful in a Permitted Business (provided, in the case of any Casualty Event of a Satellite, the Company may satisfy this clause (a) to the extent of the expected cost of procurement, launch and insurance of any new Satellite if, within 365 days of receipt of such proceeds, the Company or a Note Party has entered into a committed procurement agreement for the construction of a new Satellite). Pending the final application of any such proceeds, the Company may temporarily reduce borrowings under the Working Capital Facility or otherwise invest the proceeds in any manner that is not prohibited by this Agreement.

(b) Any net proceeds (i.e., gross proceeds less the reasonable costs of such sales or other dispositions, including related taxes, brokers fees and other reasonable and customary costs, fees and expenses directly related thereto, and less any Indebtedness for borrowed money secured by a Lien described in clause (g) of the definition of Permitted Encumbrances) that are not applied or invested as provided above shall constitute “excess proceeds”. If the aggregate amount of excess proceeds exceeds $1,000,000 in the aggregate for any Fiscal Year after the Date of Closing (it being understood that if the proceeds exceed $ 1,000,000, the entire amount and not just the portion above $1,000,000 shall be subject to this paragraph 4F), then the Company shall offer to prepay the Notes in accordance with paragraph 4C in the amount equal to the excess proceeds from such Asset Dispositions. All such prepayments shall be applied to the Notes in accordance with paragraph 4C.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4G. Proceeds from Incurrence of Prohibited Indebtedness. Promptly, but in no event later than seven (7) Business Days after the incurrence, creation or assumption by the Company or any of its Subsidiaries of any Indebtedness not permitted by paragraph 6A (it being understood that nothing in this paragraph 4G shall obviate the consequences of such incurrence, creation or assumption in violation of this Agreement), the Company shall give notice of such incurrence, creation or assumption of Indebtedness and offer to prepay the Notes in accordance with clause (i) of paragraph 4C in the amount equal to the principal amount of such Indebtedness. All such prepayments shall be applied to the Notes in accordance with paragraph 4C.

PARAGRAPH 5. AFFIRMATIVE COVENANTS

From the date of this Agreement and so long as any Note shall remain unpaid or any amounts are owed by the Company to any holder of Notes hereunder or under any of the other Senior Note Documents, the Company covenant as follows:

5A. Financial Statements; Notices. The Company will deliver to each holder of Notes, and to the Collateral Agent, as applicable:

(i) within ninety (90) days (or, so long as the Company is subject to the rules and regulations of the SEC, within the time periods specified in such rules and regulations; provided that such time period may not, in any event, exceed one hundred twenty (120) days after the end of the applicable Fiscal Year) after the end of each Fiscal Year of the Company, financial statements of the Company and its Subsidiaries on a consolidated basis, including, but not limited to, statements of income and stockholders’ equity and cash flows from the beginning of the current Fiscal Year to the end of such Fiscal Year and the balance sheet as at the end of such Fiscal Year, all reported on by KPMG, LLP or such other independent public accounting firm of recognized national standing to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries in accordance with GAAP; provided that the requirements set forth in this clause (i) may be fulfilled by providing to each holder the report of the Company to the SEC on Form 10-K for the applicable Fiscal Year;

(ii) within forty-five (45) days (or, so long as the Company is subject to the rules and regulations of the SEC, within the time periods specified in such rules and regulations; provided that such time period may not, in any event, exceed ninety (90) days after the end of the applicable Fiscal Quarter) after the end of each of the first three Fiscal Quarters of each Fiscal Year, an unaudited balance sheet of the Company and its Subsidiaries on a consolidated basis and unaudited statements of income and stockholders’ equity and cash flows of the Company and its Subsidiaries on a consolidated basis reflecting results of operations from the beginning of the Fiscal Year to the end of each Fiscal Quarter and for such Fiscal Quarter, all certified by the chief financial officer of the Company as presenting fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries in accordance with GAAP, subject to changes resulting from normal year-end audit adjustments and the absence of footnotes; provided that the requirements set forth in this clause (ii) may be fulfilled by providing to the holders the report of the Company to the SEC on Form 10-Q for the applicable Fiscal Quarter;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii) within sixty (60) days after the beginning of each Fiscal Year of the Company, commencing with the Fiscal Year of the Company commencing January 1, 2013, a month by month projected operating budget and cash flow of the Company and its Subsidiaries on a consolidated basis for such Fiscal Year (including an income statement for each month and a balance sheet as at the end of the last month in each Fiscal Quarter), such projected operating budget and cash flow to be accompanied by a certificate signed by the President or Chief Financial Officer of the Company to the effect that such projected operating budget and cash flow have been prepared consistent with past budgets and financial statements and the assumptions on which such projected operating budget and cash flow were prepared are reasonable in all material respects at the time made;

(iv) as soon as practicable and in any event within 30 days of the last day of each Fiscal Year, a report in form and substance satisfactory to the Required Holders outlining all insurance coverage maintained as of the date of such report by the Company and its Subsidiaries and all insurance coverage planned to be maintained by the Company and its Subsidiaries in the immediately succeeding Fiscal Year;

(v) promptly upon transmission thereof, copies of all registration statements (without exhibits) and all reports, if any, which it files with the Securities and Exchange Commission (or any Governmental Authority succeeding to the functions of the Securities and Exchange Commission);

(vi) prompt written notice upon the occurrence of (a) any Event of Default or Default with such notice stating that it is a “Notice of Default”; (b) any event of default under the Working Capital Facility; (c) any event of default related to any Other Material Indebtedness of the Company or its Subsidiaries, in which case the Company shall promptly deliver copies of all notices given or received by any Subsidiary with respect thereto; (d) any Change in Control or Control Event; and (e) any other development in the business or affairs of the Company or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect; in each case in writing and describing the nature and period of existence thereof and the action the Company or such Subsidiary has taken, is taking or proposes to take with respect thereto;

(vii) prompt written notice upon any occurrence of (i) any lapse or other termination of any consent (including any Communication License) issued to the Company or any of its Subsidiaries by any Governmental Authority or any other Person that is material to the operation of the Company’s and its Subsidiaries’ business (taken as a whole); (ii) any refusal by any Governmental Authority or any other Person to renew or extend any such consent; (iii) the acquisition of any material Communications License; (iv) copies of any periodic or special reports filed by the Company or any of its Subsidiaries with any Governmental Authority or Person, if such reports indicate any material change in the business, operations, affairs or condition of the Company and its Subsidiaries (taken as a whole), or if copies thereof are requested by any holder of Notes; and (v) copies of any material notices and other communications from any Governmental Authority or Person which specifically relate to the Company or any of its Subsidiaries;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(viii) as soon as available, but in any event within ten (10) days after the issuance thereof, copies of such financial statements, material reports and material returns as the Company or any of its Subsidiaries shall send to its stockholders (and not already required to be delivered pursuant to another provision of this paragraph 5A);

(ix) promptly upon learning thereof, report to the holders of the Notes all matters materially and adversely affecting the value, enforceability or collectability of any material portion of the Collateral;

(x) promptly upon request thereof, such additional information as the holders of Notes shall reasonably request in order to enable such holders to determine whether the terms, covenants, provisions and conditions of this Agreement have been complied with by the Company and its Subsidiaries;

(xi) prompt written notice in the event that (i) the Company or any of its Subsidiaries or any ERISA Affiliate knows that an ERISA Event has occurred, together with a written statement describing such ERISA Event and the action, if any, which the Company or such Subsidiary or ERISA Affiliate has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the IRS, U.S. Department of Labor or PBGC with respect thereto; (ii) the Company or any of its Subsidiaries knows that a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred together with a written statement describing such transaction and the action which the Company or such Subsidiary has taken, is taking or proposes to take with respect thereto; (iii) a funding waiver request has been filed with respect to any Pension Benefit Plan together with all communications received by the Company or any of its Subsidiaries or any ERISA Affiliate with respect to such request; (iv) any increase in the benefit formula of any existing Pension Benefit Plan or the establishment of any new Pension Benefit Plan or the commencement of contributions to any Pension Benefit Plan or Multiemployer Plan to which the Company or any of its Subsidiaries or any ERISA Affiliate was not previously contributing shall occur; (v) the Company or any of its Subsidiaries or any ERISA Affiliate shall receive from the PBGC a notice of intention to terminate a Pension Benefit Plan or to have a trustee appointed to administer a Pension Benefit Plan, together with copies of each such notice; (vi) the Company or any of its Subsidiaries or any ERISA Affiliate shall receive any favorable or unfavorable determination letter from the IRS regarding the qualification of a Pension Benefit Plan under Section 401(a) of the Code, together with copies of each such letter; (vii) the Company or any of its Subsidiaries or any ERISA Affiliate shall receive a notice regarding the imposition of Withdrawal Liability, together with copies of each such notice; (viii) the Company or any of its Subsidiaries or any ERISA Affiliate shall fail to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment; and (ix) the Company or any of its Subsidiaries or any ERISA Affiliate knows that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(xii) prompt written notice of (a) any litigation, action, suit, proceeding, arbitration, governmental investigation or administrative proceeding affecting the Company or any of its Subsidiaries, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which, in any such case could reasonably be expected to have a Material Adverse Effect and (b) any development in any litigation, action, suit, proceeding, arbitration, governmental investigation or administrative proceeding at any time pending against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect;

(xiii) concurrently with the delivery of the financial statements referred to in clauses (i) and (ii) of this paragraph 5A, and at any time upon the reasonable request of such holder, a Satellite health report prepared by the Company and certified by a Responsible Officer (which, for this purpose, will include any senior technology officer) setting forth the operational status of each Satellite (other than Satellites yet to be launched) based on reasonable assumptions of the Company made in good faith and including information with respect to the availability of spare Satellites (if any) and such other information pertinent to the operation of such Satellite and the transponders thereon (if any) as such holder may reasonably request;

(xiv) promptly, as soon as practicable, such other information respecting the condition or operations, financial or otherwise, of the Company or any of its Subsidiaries as such holder may reasonably request;

(xv) prompt written notice of any material change in its ownership or organizational structure or the ownership or organizational structure of any of its Subsidiaries.

Notwithstanding anything in this paragraph 5A to the contrary, the Company shall be deemed to have satisfied the requirements of this paragraph 5A (other than clauses (iii), (vi)(a) or (b), (ix), (xi), (xiii) and (xiv) and the next succeeding paragraph below) if the reports and documents are publicly available when required to be filed on EDGAR at the www.sec.gov website or any successor service provided by the Securities and Exchange Commission.

Within five (5) Business Days of the delivery of financial statements required by clause (i) or (ii) above, the Company will deliver to each holder of Notes a Compliance Certificate demonstrating (with computations in reasonable detail) compliance by the Company and its Subsidiaries with the provisions of paragraph 6O and stating that to the Company’s knowledge, after reasonable inquiry, there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto. If the Company is not subject to the reporting requirements of section 13 or 15(d) of the Exchange Act, then together with each delivery of financial statements pursuant to clause (i) above, the Company will deliver to each holder a copy of all reports (if any) prepared by or for the Board of Directors (or any committee thereof) of the Company or its Subsidiaries discussing and analyzing such financial statements.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5B. Mortgages; Title Insurance; Surveys.

(i) Title Insurance. Concurrently with the delivery of any Mortgage with respect to Mortgaged Property or Additional Mortgaged Property, the Company shall deliver or cause to be delivered to the Collateral Agent, ALTA or other customary lender’s title insurance policies issued by title insurers reasonably satisfactory to the Required Holders (the “Mortgage Policies”) in form and substance and in amounts reasonably satisfactory (but not in excess of the fair market value of such property) to the Required Holders assuring the Collateral Agent that the Mortgages are valid and enforceable perfected mortgage liens on the respective Mortgaged Property or Additional Mortgaged Property, free and clear of all defects and encumbrances except Permitted Encumbrances. The Mortgage Policies shall be in form and substance reasonably satisfactory to the Required Holders. In the case of each leasehold constituting Mortgaged Property or Additional Mortgaged Property, the Collateral Agent shall have received such estoppel letters, consents and waivers from the landlords and non-disturbance agreements from any holders of mortgages or deeds of trust on such real estate as may have been requested by the Collateral Agent or the Required Holders, which letters shall be in form and substance reasonably satisfactory to the Collateral Agent or such holder; provided that the Company will have no such obligation if after the use of commercially reasonable efforts the landlord does not agree.

(ii) Additional Mortgaged Property. Within seventy-five (75) days after the acquisition of any Additional Mortgaged Property, the Company shall, or shall cause its Domestic Subsidiaries to, deliver to the Collateral Agent a fully executed Mortgage, in form and substance reasonably satisfactory to the Required Holders, together with title insurance policies and surveys on such Additional Mortgaged Property.

(iii) Surveys. If requested by the Required Holders, concurrently with the delivery of any Mortgage with respect to any Additional Mortgaged Property, the Company shall deliver, or shall cause its Domestic Subsidiaries to deliver, to the Collateral Agent current surveys, certified by a licensed surveyor, for all real property that is the subject of a Mortgage Policy. All such surveys shall be sufficient to allow the applicable title insurer referred to in clause (i) of this paragraph 5B to issue an ALTA or other customary lender’s policy.

(iv) Opinions. Concurrently with the delivery of any Mortgage with respect to any Additional Mortgaged Property, the Company shall deliver, or shall cause its Domestic Subsidiaries to deliver, to the holders of the Notes favorable opinions in customary form, each from local counsel where the applicable Additional Mortgaged Property is located, as to such matters as the Required Holders shall reasonably request.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(v) Additional Real Property Deliveries. The Company shall, or shall cause its Domestic Subsidiaries to, furnish to the Collateral Agent for the benefit of the holders of the Notes, concurrently with the delivery of any Mortgage with respect to Additional Mortgaged Property, at the expense of the Note Parties, in addition to the items set forth in clauses (i), (ii), (iii) and (iv) of this paragraph 5B or under any other provision hereof, (a) such other certificates, opinions and documents as the Collateral Agent or the Required Holders may reasonably request and which are customary in financing of this type (including, without limitation, opinions from local counsel), (b) copies of any appraisals obtained by any Note Party, and (c) with respect to each parcel of Additional Mortgaged Property located in a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), flood insurance with respect to any real property subject to any Mortgage in an amount not less than the outstanding principal amount of the Senior Obligations that are reasonably allocable to such Improved Additional Mortgaged Property or the maximum limit of coverage made available with respect to the particular type of property under the National Flood Insurance Act of 1968, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time. This paragraph 5B(v) shall not be deemed to allow any Note Party to acquire any property if otherwise prohibited by this Agreement.

5C. Inspection of Property; Access to Accountants and Management.

The Company shall, and shall cause each of its Subsidiaries to, permit any holder of Notes and any authorized representatives designated by such holder to visit and inspect any of the properties of any Note Party or any Subsidiary, including their financial and accounting records, and, in conjunction with such inspection, to make copies and take extracts therefrom, and to discuss their affairs, finances and business with their officers and the Note Parties’ Accountants, at such times as may be organized with commercial reasonableness (provided that the costs of any such inspection shall be for the account of the applicable holder unless an Event of Default has occurred and is continuing). If any of the properties, books or records of any Note Party or any Subsidiary are in the possession of a third party, the Company authorizes such third party to permit any Person designated by any holder of Notes in writing or any agents thereof to have access to perform inspections or audits and to respond to such holder’s request for information concerning such property, books and records to the same extent as if such information was held the Company or any Subsidiary.

5D. Maintenance of Existence and Properties; Performance of Agreements.

Except, in each case, where the failure to do so would not reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate, the Company shall, and shall cause each of its Subsidiaries to (i) maintain and preserve all of their respective properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear, tear, and casualty excepted, (ii) make or cause to be made all appropriate repairs, renewals and replacements thereof, and (iii) comply at all times with the provisions of all leases to which they are parties as lessee, so as to prevent any loss or forfeiture thereof or thereunder. The Company shall, and shall cause its Subsidiaries to, (a) maintain and preserve its existence, (b) maintain and preserve its rights, privileges, permits, licenses, authorizations and approvals and (c) become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by the Company or such Subsidiary or in which the transaction of its business makes such qualification necessary (except, in the case of clauses (b) and (c), where the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect); provided that the foregoing shall not prohibit any disposition, merger, consolidation, liquidation or dissolution permitted under paragraph 6F.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5E. Maintenance of Insurance.

(i) The Company shall, and shall cause each of its Subsidiaries to, maintain and continue to maintain adequate insurance policies and provide the Collateral Agent with evidence of such insurance coverage (and upon the request of the Required Holders, the underlying insurance policies with respect thereto) for public liability, property damage, and product liability (in each case, to the extent commercially available) with respect to its business and properties, in each case, against loss or damage of the kinds and in such amounts and on such terms customarily carried or maintained by corporations of established reputation and of similar size and engaged in similar businesses. The Company shall, and shall cause each of its Subsidiaries to, cause the Collateral Agent to be named as a loss payee on all insurance policies insuring any Collateral and shall cause the Collateral Agent and the holders of the Notes at all times to be named as an additional insured under all liability policies and, in each case as their respective interests may appear, and to such insurance policies shall provide that they will not be canceled or reduced, amended or allowed to lapse without renewal, except after not less than thirty (30) days’ prior notice to the Collateral Agent (or such shorter period and such other terms as is customary or commercially available). No notice of cancellation has been received with respect to such policies and the Company and each of their Subsidiaries is in compliance with all conditions contained in such policies. Any proceeds received after the Date of Closing from any policies of insurance relating to any Collateral shall be applied as required by paragraph 4D. The Company shall, and shall cause each of its Subsidiaries to, provide the Collateral Agent or any holder of Notes evidence of the insurance coverage and of the assignments and endorsements required by this Agreement promptly upon request by the Collateral Agent or such holders of Notes and upon renewal of any existing policy. If the Company or any of their respective Subsidiaries elects to change insurance carriers, policies or coverage amounts, the Company shall notify the Collateral Agent and provide the Collateral Agent with evidence of the updated insurance coverage and, in the case of a Note Party, of the assignments and endorsements required by this Agreement. In the event any Note Party fails to provide the Collateral Agent with evidence of the insurance coverage required by this Agreement, the Collateral Agent may, but is not required to, purchase insurance at such Note Parties’ expense to protect the Collateral Agent’s interests and the interests of the holders of the Notes in the Collateral. The Collateral Agent will notify the Note Parties three (3) Business Days prior to such purchase, unless an Event of Default has occurred and is continuing. This insurance may, but need not, protect the Note Parties’ interests. The coverage purchased by the Collateral Agent may not pay any claim made by any Note Party or any claim that is made against such Note Party in connection with the Collateral. The Note Parties may later cancel any insurance purchased by the Collateral Agent, but only after providing the Collateral Agent with evidence that each Note Party has obtained insurance as required by this Agreement. If the Collateral Agent purchases insurance for the Collateral, the Note Parties will be responsible for the costs of that insurance, including interest thereon and other charges imposed on the Collateral Agent in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance, and such costs may be added to those owed to the Collateral Agent under the Collateral Agency Agreement. The costs of the insurance purchased by the Collateral Agent may be more than the cost of insurance the Note Parties are able to obtain on their own.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) In addition, and without limitation of the foregoing, the Company will, or will cause each relevant Satellite manufacturer to, obtain, maintain and keep in full force and effect with respect to each Satellite or, if any Satellite is being launched with any other Satellite on the same mission (such Satellites, a “Satellite Group”), each Satellite Group, as applicable, that is to be launched after the Date of Closing, space risk insurance against loss of or damage to the Satellite or Satellite Group (it being understood that if the applicable Satellite manufacturer procures such space risk insurance for the applicable Satellites in accordance with the terms of this paragraph, the Company’s obligations with respect to such Satellite shall be satisfied), such space risk insurance (hereinafter in this paragraph “Launch Insurance”) to be procured prior to the then-scheduled launch of such Satellite(s), which insurance shall be in accordance with terms commercially available; provided the Launch Insurance for each Satellite or Satellite Group, as applicable:

(1)	shall be in an amount not less than the aggregate of the purchase price of such Satellite or Satellite Group, the purchase price of launch services therefor (other than for risks borne by the relevant launch services provider pursuant to any launch risk guarantee in accordance with the terms of the applicable launch services agreement or by the relevant Satellite manufacturer) and the premium payable for such insurance, and may be subject to any then customary deductible (including, in the case of a Satellite Group, that more than [***…***] be lost before a claim is payable) but in no event in an amount exceeding [***…***] of such Satellite or Satellite Group (or if greater, the cost of [***…***] that is part of a Satellite Group), unless otherwise agreed by the Required Holders;

(2)	shall have a term of not less than [***…***] from the launch;

(3)	shall name the Company as the named insured and the Collateral Agent as additional insured and loss payee as its interests may appear; provided, however, that claims if any shall be adjusted with the named insured and paid to the loss payee in accordance with paragraph 4F; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(4)	shall provide that it will not be canceled except after not less than fifteen (15) days’ prior notice to the Collateral Agent (or such shorter period as is customary). The Company shall provide not less than thirty (30) days’ notice, of any material reduction in the amount of insurance or material amendments to the insurance including any lapse in coverage or non-renewal, provided that, the Launch Insurance for each Satellite or Satellite Group, as applicable, shall not be required to satisfy the foregoing requirements of clause (1), (2) and (4) to the extent that the premium payable for such coverage exceeds [***…***] of the total amount insured (the “Premium Cost”) and, in such event, the Company shall be permitted to procure such coverage on such lesser terms as may be commercially reasonable and as it may otherwise reasonably obtain for a cost not in excess of the Premium Cost.

5F. Payment of Taxes and Other Claims. The Company shall, and shall cause each of its Subsidiaries to, (i) file all federal income and all other material federal, state and other income tax or similar tax returns required to be filed and to pay and discharge all federal income and all other material federal, state and other taxes shown to be due and payable on such returns and all other material taxes, assessments, governmental charges and levies (“all the foregoing referred to collectively as “Governmental Claims”) to the extent such Governmental Claims have become due and payable and before they have become delinquent; (ii) pay and discharge all trade accounts payable and claims for work, labor or materials (all the foregoing being referred to collectively as “Non-Governmental Claims” and, together with the Governmental Claims, “Claims”) payable by any of them, that, if not paid, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default; provided that the Company nor any of its Subsidiaries need pay any Claim if the amount, applicability or validity thereof is contested by the Company or such Subsidiary, as applicable, on a timely basis, in good faith and in appropriate proceedings or procedures, and the Company or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary; and (iii) promptly notify the holders of the Notes in the event that any of the Company’s or its Subsidiaries’ income tax returns become the subject of an audit.

5G. Compliance with Laws. The Company shall, and shall cause each of its Subsidiaries to, comply with all Applicable Laws (including all applicable Environmental Laws), ordinances, rules, regulations, orders, policies, guidelines or other requirements of (a) any Governmental Authority as now in effect and which may be imposed in the future in all jurisdictions in which the Company or any of its Subsidiaries is now doing business or may hereafter be doing business, or owns or leases any of its assets, and (b) any Governmental Authority otherwise having jurisdiction over the conduct of the Company or any of its Subsidiaries or any of their respective businesses, or the ownership of any of their respective properties, except in each case, to the extent the noncompliance with which would not have a Material Adverse Effect.

5H. ERISA Compliance. Except where a failure of compliance would reasonably be expected to result in a liability of the Company in an amount not exceeding $500,000, (i) the Company shall comply, and shall cause each Subsidiary to comply, in all material respects, with the provisions of ERISA and the Code applicable to each Employee Benefit Plan and (ii) the Company and its Subsidiaries shall meet, and shall cause all ERISA Affiliates to meet, all minimum funding requirements applicable to them with respect to any Pension Benefit Plan pursuant to section 302 of ERISA or section 412 of the Code, without giving effect to any waivers of such requirements or extensions of the related amortization periods which may be granted. At no time shall the accumulated benefit obligations under any Pension Benefit Plan subject to Title IV of ERISA exceed the fair market value of the assets of such Plan allocable to such benefits by more than $500,000. The Company and its Subsidiaries shall not withdraw, and shall cause all other ERISA Affiliates not to withdraw, in whole or in part, from any Multiemployer Plan so as to give rise to withdrawal liability exceeding $500,000 in the aggregate. At no time shall the actuarial present value of unfunded liabilities for post-employment health care benefits, whether or not provided under an Employee Benefit Plan, calculated in a manner consistent with Statement No. 106 of the Financial Accounting Standards Board, exceed $500,000.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5I. Additional Guarantors; Additional Collateral.

(i) It is the intent of the parties that all obligations of the Note Parties under the Senior Note Documents shall be guaranteed by each Domestic Subsidiary and each Foreign Subsidiary Guarantor, whether now existing or hereafter acquired or created, and shall be secured by (a) substantially all the property and assets of the Company, each Domestic Subsidiary and each Foreign Subsidiary Guarantor, whether now existing or hereafter acquired, including, without limitation, securities accounts, real property, accounts, chattel paper, instruments, deposit accounts, investment property, documents, contracts, letter-of-credit rights, general intangibles, equipment, inventory, permits, patents, trademarks, copyrights, trade names, service marks, Equity Interests held by the Company and its Domestic Subsidiaries in Persons other than first-tier Foreign Subsidiaries and whether owned or acquired by the Company or any of its Domestic Subsidiaries, and (b) a pledge of 65% of the Equity Interests that are voting interests and 100% of such Equity Interests that are not voting interests in any first-tier Foreign Subsidiary, in each case, subject to the limitations and exceptions contemplated by the Note Documents on the Date of Closing.

(ii) At the Company’s expense, the Company shall execute and deliver (and, where applicable, authorize the filing of), and shall cause its Domestic Subsidiaries to execute and deliver (and, where applicable, authorize the filing of), any and all financing statements, continuation statements and amendments, mortgages, deeds of trust and other instruments, agreements or other documents, and take all action (including, without limitation, filing all Uniform Commercial Code financing statements, continuation statements and amendments, filing or recording mortgages and deeds of trust and filing assignments or other documents customarily filed with the U.S. Patent and Trademark Office or the U.S. Copyright Office) that may be required under applicable law, or that the Required Holder(s) or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Note Documents and in order to grant, preserve, protect and perfect the validity of the security interests and Liens created or purported to be created by the Security Documents or in order to effectuate the intent of the parties set forth in clause (i) of this paragraph 5I, in each case, consistent with the limitations and perfection requirements of the Collateral pledged on the Date of Closing; provided that, upon any change in laws or regulations relating to the creation or perfection of any Lien on any Collateral (including, without limitation, any Communications Licenses), the Company shall execute and deliver (and, where applicable, authorize the filing of), and shall cause its Domestic Subsidiaries to execute and deliver (and, where applicable, authorize the filing of), any and all additional instruments or documents as may be requested by the Collateral Agent or Required Holder(s) as it may deem necessary or advisable to create a valid Lien upon and/or maintain a perfected Lien in such Collateral.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii) In the case of any Domestic Subsidiary acquired or organized after the Date of Closing that is required to become a Note Party pursuant to clause (i) above (and to the extent not prohibited by the terms of any Acquired Indebtedness), at the Company’s expense, the Company shall: (a) cause each such subsequently acquired or organized Domestic Subsidiary, within 10 Business Days of such acquisition or organization, to execute and deliver (1) a Supplement to the Guaranty Agreement in the form attached as Exhibit A to the Guaranty Agreement, (2) each Security Document that the Required Holder(s) or the Collateral Agent may reasonably request in order to grant the Collateral Agent a valid, perfected pledge or security interest in the assets and properties of such Subsidiary, including without limitation, any Equity Interests of any other Subsidiary or other Person which may be held by such Domestic Subsidiary and (3) all such documents, instruments, agreements, legal opinions and certificates as may be reasonably requested by the Collateral Agent or the Required Holders, including those that are similar to those described in clauses (ii), (iii), (iv), (v), (vi) and (vii) of paragraph 3A, and (b) pursuant to the Security Agreement, deliver or cause such Domestic Subsidiary to deliver to the Collateral Agent all certificates, stock or unit powers and other documents required by the Security Agreement with respect to any Equity Interests owned or held by it or by such Domestic Subsidiary, or take or cause such Domestic Subsidiary to take such other actions, all as may be reasonably necessary to provide the Collateral Agent with a perfected pledge of and security interest in (x) all outstanding equity interests owned or held by such Subsidiary in any Domestic Subsidiary and (y) 65% of the Equity Interests that are voting interests and 100% of such Equity Interests that are not voting interests in any first-tier Foreign Subsidiary. In the case of any subsequently acquired or organized first-tier Foreign Subsidiary, as to the Equity Interests of such first-tier Foreign Subsidiary that are owned by the Company or any of its Domestic Subsidiaries, at the Company’s expense, the Company shall deliver, or cause such Domestic Subsidiary to deliver, all such documents, instruments, agreements, legal opinions and certificates as are similar to those described in clauses (ii), (iii), (iv), (v), (vi) and (vii) of paragraph 3A.

(iv) In the case of any Foreign Subsidiary that becomes a Foreign Subsidiary Guarantor, at the Company’s expense, the Company shall: (a) cause each such Foreign Subsidiary Guarantor, within 10 Business Days days of becoming a Foreign Subsidiary Guarantor, to execute and deliver (1) a Supplement to the Guaranty Agreement in the form attached as Exhibit A to the Guaranty Agreement (or such other guaranty in form and substance reasonably satisfactory to the Required Holders), (2) each Security Document that the Required Holder(s) or the Collateral Agent may reasonably request in order to grant the Collateral Agent a valid, perfected pledge or security interest in the assets and properties of such Subsidiary, including without limitation, any Equity Interests of any other Subsidiary or other Person which may be held by such Foreign Subsidiary Guarantor and (3) all such documents, instruments, agreements, legal opinions and certificates as may be reasonably requested by the Collateral Agent or the Required Holders, including those that are similar to those described in clauses (ii), (iii), (iv), (v), (vi) and (vii) of paragraph 3A, and (b) pursuant to the Security Agreement (or such other security agreement in form and substance reasonably satisfactory to the Required Holders), deliver or cause such Foreign Subsidiary Guarantor to deliver to the Collateral Agent all certificates, stock or unit powers and other documents required by the Security Agreement (or such other security agreement) with respect to any Equity Interests owned or held by it or by such Foreign Subsidiary Guarantor, or take or cause such Foreign Subsidiary to take such other actions, all as may be reasonably necessary to provide the Collateral Agent with a perfected pledge of and security interest in all outstanding Equity Interests owned or held by such Foreign Subsidiary Guarantor.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(v) Any security interests and Liens granted by the Note Parties pursuant to this paragraph 5I shall be created under the Security Documents and other security agreements, pledge agreements, mortgages, deeds of trust, assignments and other instruments, agreements and other documents in form, scope and substance satisfactory to the Required Holder(s) and to the Collateral Agent, and at the Company’s expense, the Company will deliver or cause to be delivered to the Collateral Agent all such instruments, agreements and other documents, including, without limitation, legal opinions, title insurance policies, landlord and warehousemen Lien waivers, surveys, environmental site assessments and lien searches, as the Required Holder(s) or the Collateral Agent shall reasonably request to evidence or further comply with this paragraph 5I.

5J. Information Required by Rule 144A. The Company will, upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to and in compliance with the reporting requirements of section 13 or 15(d) of the Exchange Act. For the purpose of this paragraph 5J, the term “qualified institutional buyer” shall have the meaning specified in Rule 144A under the Securities Act.

5K. Further Assurances. At any time or from time to time upon the request of the Required Holders, the Company will, and will cause the other Note Parties to, promptly execute, acknowledge and deliver such further documents and do such other acts and things as the Required Holders may reasonably request in order to effect fully the purposes of the Senior Note Documents.

5L. Post-Closing Matters. Execute and deliver the documents and complete the tasks set forth on Schedule 5L, in each case within the time limits specified therein.

PARAGRAPH 6. NEGATIVE COVENANTS.

6. Negative Covenants. From the date of this Agreement and so long as any Note shall remain unpaid or any amounts are owed by the Company to any holder of Notes hereunder or under any of the other Senior Note Documents, the Company covenants that it shall not, and shall not permit any of its Subsidiaries, to violate any of the covenants set forth in this paragraph 6:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6A. Indebtedness. The Company shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable, on a fixed or contingent basis, with respect to, any Indebtedness except:

(i) Indebtedness of any Note Party under the Senior Note Documents;

(ii) Indebtedness existing on the Date of Closing and listed on Schedule 6A, and any refinancing thereof; provided the maturity of such refinanced Indebtedness is not earlier than the Indebtedness being refinanced and the aggregate principal amount thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness renewed, refunded, refinanced, replaced, defeased or discharged (plus all accrued interest on the Indebtedness and the amount of all fees and expenses, including premiums, incurred in connection therewith);

(iii) Indebtedness consisting of intercompany loans permitted by paragraph 6D;

(iv) Indebtedness under a Working Capital Facility in an aggregate principal amount not to exceed $15,000,000; provided that the Working Capital Facility Lender shall have executed in connection therewith the Working Capital Facility Intercreditor Agreement;

(v) Indebtedness under performance bonds, surety bonds, appeal and similar bonds, statutory obligations or with respect to workers’ compensation claims, and obligations with respect to letters of credit supporting performance obligations, in each case incurred in the ordinary course of business and not for financing purposes (or having the effect of a financing of borrowed money), and reimbursement obligations in respect of any of the foregoing;

(vi) unsecured Indebtedness not to exceed $2,500,000 outstanding at any time in the aggregate;

(vii) (1) Indebtedness of others acquired in connection with a Permitted Acquisition (“Acquired Indebtedness”), provided (x) such Indebtedness was not created in connection with, or in contemplation of, such Permitted Acquisition and (y) notwithstanding anything to the contrary in paragraph 6B, neither the Company nor any Subsidiary (other than such Person that is acquired or any other Person that such Person merges with or that acquires the assets of such Person) shall have any liability or other obligation with respect to such Indebtedness, or (2) obligations owed for all or any part of the deferred purchase price of property, mortgage financings, vender financings, or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price of any Permitted Acquisition or purchase price, cost of design, construction, installation or improvement of any Permitted Acquired Assets (“Purchase Money Debt”); provided that (x) such Indebtedness is incurred within 180 days after such acquisition, installation, construction or improvement of such property by such Person and (y) the amount of such Indebtedness does not exceed 100% of the cost of such acquisition, installation, construction or improvement, as the case may be; provided further that, notwithstanding anything herein to the contrary, the aggregate amount of all such Acquired Indebtedness and Purchase Money Debt permitted to be incurred pursuant to this clause (vii) after the Date of Closing shall not exceed $35,000,000 in the aggregate.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(viii) Indebtedness incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

(ix) endorsements of instruments or items of payment for collection in the ordinary course of business;

(x) obligations payable to clearing agencies, brokers or dealers in connection with the purchase or sale of securities in the ordinary course of business;

(xi) Indebtedness consisting of customer deposits received by a Note Party in the ordinary course of business;

(xii) Hedging Obligations under Hedging Agreements with respect to foreign currency exchange rates, entered into by the Company or any Subsidiary in the ordinary course of business (and not for speculative purposes); and

(xiii) guarantees permitted by paragraph 6B.

6B. Guarantees. The Company shall not, nor shall it permit any of its Subsidiaries to, guarantee, endorse, or otherwise in any way become or be responsible for any obligations of any other Person, whether directly or indirectly by agreement to purchase the indebtedness of any other Person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such other Person or otherwise, except:

(i) guarantees by the Note Parties of the Senior Obligations;

(ii) guarantees by the Note Parties of the obligations under the Working Capital Facility;

(iii) guarantees by any Note Party of the obligations of any other Note Party to the extent such obligations are not otherwise prohibited to be incurred hereunder;

(iv) guarantees by any Subsidiary that is not a Note Party of the obligations of any other Subsidiary or any Note Party to the extent such obligations are not otherwise prohibited to be incurred hereunder;

(v) any guarantees consituting investments to the extent permitted as an investment by Section 6D;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(vi) any guarantee that would constitute Indebtedness permitted by paragraph 6A (other than clauses (iii), (xii) and (xiii) thereof); and

(vii) endorsements of instruments or items of payment for collection in the ordinary course of business.

6C. Transfers, Liens and Related Matters.

(i) Transfers. The Company shall not, nor shall it permit any of its Subsidiaries to, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of its assets (including any Equity Interests in any Subsidiary), except that:

(1)	the Company and its Subsidiaries may sell inventory, including gateways held in inventory, to a buyer in the ordinary course of business, make expenditures of cash in the normal course of business, and license a general intangible to a licensee in the ordinary course of business;

(2)	the Company and its Subsidiaries may sell, assign or otherwise dispose of assets as permitted by paragraph 6F(iii);

(3)	each Subsidiary of the Company may sell, assign or otherwise dispose of assets to the Company or any Note Party;

(4)	the Company and its Subsidiaries may sell, assign or otherwise dispose of assets that are worn out or obsolete or are no longer necessary or productive in the ordinary course of the Company’s or such Subsidiary’s business;

(5)	the Company and its Subsidiaries may merge or consolidate and any Subsidiary may dissolve or liquidate to the extent expressly permitted by paragraph 6F(iii);

(6)	the Company and its Subsidiaries may sell, assign or otherwise dispose of any assets of a Foreign Subsidiary or the assets of a Domestic Subsidiary located in the relevant foreign jurisdiction (including Equity Interests of any Domestic Subsidiary) to the extent reasonably required to satisfy any doing business requirement or other requirement of foreign law;

(7)	to the extent constituting a disposition of assets, the Company and its Subsidiaries may make investments to the extent expressly permitted by paragraph 6D;

(8)	to the extent constituting a disposition of assets, the Company and its Subsidiaries may make Restricted Junior Payments to the extent expressly permitted by paragraph 6E; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(9)	the Company and its Subsidiaries may sell, assign or otherwise dispose of assets other than as set forth in the foregoing clauses (1) through (8); provided that (i) the aggregate fair market value of such assets sold, assigned or disposed of shall not exceed $2,500,000 during any Fiscal Year and (ii) the proceeds of any such sale, assignment or disposition shall be subject to prepayment as specified in paragraph 4F.

(ii) Liens. Except for Permitted Encumbrances, the Company shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of the assets of the Company or any Subsidiary, or any proceeds, income or profits therefrom.

(iii) No Negative Pledges. The Company shall not, nor shall it permit any of its Subsidiaries to, enter into or assume any agreement prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired to secure the Senior Obligations, other than:

(1)	Agreements existing on the date hereof any described on Schedule 6C;

(2)	the Working Capital Facility or documentation in connection therewith (to the extent not in violation of the Working Capital Facility Intercreditor Agreement);

(3)	the Senior Note Documents;

(4)	customary provisions restricting assignment of any license, lease or other agreement entered into in the ordinary course of business;

(5)	any agreement that exists at the time a Person becomes a Subsidiary that was not created in contemplation of such Person becoming a Subsidiary and does not apply to any property or assets other than those of such Subsidiary; and

(6)	any instrument or other document evidencing a Permitted Encumbrance (or Indebtedness secured thereby) restricting on customary terms the transfer of any property or assets subject to such Permitted Encumbrance.

(iv) No Restrictions on Subsidiary Distributions to Note Parties. Except as provided (a) in any agreement for the sale or other disposition of any assets permitted hereunder (to the extent relating to the assets to be sold or disposed), (b) in any agreement that exists at the time a Person becomes a Subsidiary that was not created in contemplation of such Person becoming a Subsidiary and does not apply to any property or assets other than those of such Subsidiary, (c) by applicable law, (d) herein or (e) in the Working Capital Facility (but only to the extent each such encumbrance or restriction is no more restrictive than the corresponding encumbrance or restriction contained herein), the Company shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction of any kind on the ability of any Subsidiary to, directly or indirectly: (1) pay dividends or make any other distribution on any of such Subsidiary’s Equity Interests owned, directly or indirectly, by the Company or any Subsidiary; (2) pay any Indebtedness owed to the Company or any Subsidiary; (3) make loans or advances to the Company or any Subsidiary; or (4) transfer any of its property or assets to the Company or any Subsidiary (in each case, other than customary provisions in the organization documents of any non-wholly owned Subsidiary that require consent of minority holders).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6D. Investments and Loans. The Company shall not, nor shall it permit any of its Subsidiaries to, make or permit to exist investments in, or loans to, any other Person (other than a Person identified in the Pro Forma), except:

(i) investments existing or contemplated on the date hereof any described in Schedule 6D;

(ii) the Company and its Subsidiaries may (i) acquire and hold accounts receivables owing to any of them if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms, (ii) invest in, acquire and hold cash and Cash Equivalents, (iii) prepay expenses and endorse negotiable instruments held for collection in the ordinary course of business or (iv) make lease, utility and other similar deposits in the ordinary course of business;

(iii) Hedging Obligations to the extent expressly permitted by paragraph 6A(xii);

(iv) investments in securities or obligations of trade creditors or customers in the ordinary course of business received in settlement of debts, satisfaction of judgments or upon fore-closure or pursuant to any plan of reorganization or liquidation or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers;

(v) purchases and other acquisitions of inventory, materials, equipment and other property in the ordinary course of business;

(vi) leases of real or personal property in the ordinary course of business and not for speculative purposes and, for any such leases that constitute Indebtedness, only to the extent permitted by paragraph 6A;

(vii) investments in loans or advances to employees made in the ordinary course of business and in conformity with Sarbanes-Oxley, not to exceed $250,000 at any time outstanding;

(viii) investments held by any Subsidiary, which investments were acquired by such Person in the ordinary course of business, prior to such Person becoming a Subsidiary pursuant to a transaction otherwise permitted by this Agreement, so long as no such investment was created in connection with, or in contemplation of, such transaction;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ix) Permitted Acquisitions; provided that, prior to the completion of the launch of the seventeen (17) Satellites being constructed by Sierra Nevada Corporation as of the date hereof and fourteen (14) or more of such Satellites becoming fully operational, the cash consideration and the principal amount of all Indebtedness (including any Purchase-Money or Acquired Indebtedness otherwise permitted by paragraph 6A but excluding any Indebtedness identified on the Pro Forma) used to fund all such Permitted Acquisitions shall not exceed $35,000,000 in the aggregate;

(x) loans from a Note Party to the Company or a Subsidiary Note Party, in each case subject to an Intercompany Subordination Agreement;

(xi) loans to or investments in any Subsidiary of the Company made in the ordinary course of business and consistent with past practice provided, in the case of any loan or investment by any Note Party in any Subsidiary that is not a Note Party, the aggregate principal amount of all such loans or investments shall not exceed $2,500,000 in the aggregate in any 12 month period;

(xii) loans to or investments in any Subsidiary of the Company (other than in accordance with clause (xi) above) in an aggregate principal amount not to exceed $500,000 in the aggregate in any 12-month period; and

(xiii) to the extent deemed to be an investment, guarantees of any obligations expressly permitted by paragraph 6B.

6E. Restricted Junior Payments. The Company shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Junior Payment, except that:

(i) each Subsidiary shall be permitted to declare and pay dividends to the Company or the holders of the Equity Interests (so long as each applicable Subsidiary or the Company receives at least its pro rata share thereof);

(ii) Subsidiaries may make payments of interest and principal with respect to intercompany indebtedness owing to the Company or any Subsidiary, subject to the provisions of an Intercompany Subordination Agreement;

(iii) the Company and its Subsidiaries shall be permitted to make Restricted Junior Payments as permitted by clauses (b) or (c) of paragraph 6H;

(iv) Note Parties may make Restricted Junior Payments with respect to Indebtedness permitted under paragraph 6A (other than any Indebtedness that is subordinated in right of payment to the Notes);

(v) after the completion of the launch of the seventeen (17) Satellites being constructed by Sierra Nevada Corporation as of the date hereof and fourteen (14) or more of such Satellites becoming fully operational, the Company shall be permitted to pay dividends in an aggregate amount not in excess of $5,000,000 in a Fiscal Year; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(vi) the Company may repurchase its Equity Interests from directors, executive officers, members of management or employees of the Company and its Subsidiaries upon the death, disability, retirement or termination of such directors, executive officers, members of management or employees, so long as no Event of Default is then existing or would be created thereby and the aggregate amount of cash expended by the Company does not exceed $2,000,000 in any Fiscal Year of the Company.

6F. Restriction on Fundamental Changes. The Company shall not, nor shall it permit any of its Subsidiaries to:

(i) except as permitted by clauses (iii) and (viii) below, enter into any transaction of merger or consolidation;

(ii) except as permitted by clause (iii) below, liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution);

(iii) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its business or assets (including any Equity Interests in any Subsidiary), whether now owned or hereafter acquired; provided, however, (a) Subsidiary Note Parties may (1) merge with and into the Company or another Subsidiary Note Party, so long as (in the case of a merger with the Company) the Company is the surviving entity or (2) convey all or substantially all of their assets to the Company or another Subsidiary Note Party, or (3) liquidate, wind-up or dissolve, so long as all assets of such Subsidiary Note Party are transferred to the Company or another Subsidiary Note Party, (b) wholly-owned Subsidiaries of the Company that are not Note Parties may (1) merge with and into the Company, a Subsidiary Note Party or another wholly-owned Subsidiary of the Company, so long as (in the case of a merger with the Company or a Subsidiary Note Party) the Company or such Subsidiary Note Party is the surviving entity or (2) convey all or substantially all of their assets to the Company, a Subsidiary Note Party or another wholly-owned Subsidiary of the Company, or (3) liquidate, wind-up or dissolve, so long as any assets of such wholly-owned Subsidiary of the Company are transferred to the Company, a Subsidiary Note Party or another wholly-owned Subsidiary of the Company, (c) non-wholly-owned Subsidiaries of the Company may (1) merge with and into the Company or any of its Subsidiaries, so long as (in the case of a merger with the Company, any Subsidiary Note Party or any wholly-owned Subsidiary) the Company, such Subsidiary Note Party or such wholly-owned Subsidiary is the surviving entity or (2) convey all or substantially all of their assets to the Company or any of its Subsidiaries or (3) liquidate, wind-up or dissolve, so long as any assets of such Subsidiary (allocable to the Company and its Subsidiaries ownership percentages therein) are transferred to the Company or any of its Subsidiaries; provided that, in each case of the foregoing instances, such Subsidiary shall give each holder of Notes at least thirty (30) days’ notice thereof prior to any such merger, conveyance of assets or liquidation, wind-up or dissolution; provided further, immediately after such merger, conveyance, liquidation, wind-up or dissolution, the Note Parties would not, as a result of such transaction, breach any other obligation under any Senior Note Document; and (d) the Company or its Subsidiaries may dissolve or liquidate any Subsidiary that does not own, legally or beneficially, assets which in aggregate have a value of $250,000 or more at such time of dissolution or liquidation;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iv) except as permitted by paragraph 6D, acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other beneficial ownership of, any Person;

(v) except as permitted by paragraph 6C, consummate Asset Dispositions; and

(vi) any investment permitted by paragraph 6D may be structured as a merger, consolidation or amalgamation.

Notwithstanding anything in this paragraph 6F to the contrary, no Subsidiary may be liquidated or dissolved without the prior written consent of the Required Holders if such Subsidiary holds any assets that are material to the operation of the Company and its Subsidiaries (including, without limitation, any Communication Licenses or other material rights, privileges, permits, licenses, authorizations or approvals) unless, in the case of any Subsidiary that is a Note Party, such assets are concurrently transferred to a Note Party, or in the case of any other Subsidiary, to the Company or any Subsidiary, and, in each case, all requisite governmental approvals for such transfer shall have been obtained.

6G. Changes Relating to Working Capital Facility. The Company shall not, nor shall it permit any of its Subsidiaries to, change or amend the terms of the Working Capital Facility if such change or amendment is not permitted under the Working Capital Facility Intercreditor Agreement.

6H. Transactions with Affiliates. Except as expressly permitted by paragraph 6E and disclosed on the Pro Forma, the Company shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of five percent (5%) or more of any class of Equity Interests of the Company or any of its Subsidiaries or with any Affiliate of the Company or of any such holder; provided, however, that the Company and its Subsidiaries may enter into or permit to exist any such transaction if either (i) the Required Holders have consented thereto in writing prior to the consummation thereof, or (ii) such transaction is entered into the ordinary course of business and the terms of such transaction are otherwise permitted under this Agreement and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm’s length transaction with a Person who is not such a holder or Affiliate; provided, further, that the foregoing restrictions shall not apply to (a) any transaction between any two Subsidiary Note Parties; (b) reasonable and customary fees paid to members of the board of directors (or similar governing body) of the Company; (c) compensation arrangements for officers and other employees of the Company and its Subsidiaries entered into in the ordinary course of business; (d) any transaction existing or contemplated on the Date of Closing and disclosed on Schedule 6H; and (e) any other transaction between the Company or its Subsidiaries consistent with past practices and otherwise permitted under this Agreement. The Company shall disclose to the holders of the Notes in writing each transaction with any holder of five percent (5%) or more of any class of Equity Interests of the Company or any of its Subsidiaries or with any Affiliate of the Company or of any such holder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6I. Conduct of Business. From and after the Date of Closing, the Company shall not, nor shall it permit any of its Subsidiaries to, engage in any material respect in any business other than businesses of the type engaged in by the Company and its Subsidiaries on the Date of Closing and any business ancillary thereto, it being understood the business of the Company and its Subsidiaries include, without limitation, the business of offering wireless data communication services, including for the purpose of tracking and/or monitoring fixed or mobile assets, the business of designing, manufacturing or distributing modems that operate on such services. Without limiting the foregoing, the Company will not permit or cause any License Subsidiary to engage in any line or business or engage in any other activity (including, without limitation, incurring liabilities) other than the ownership of one or more Communication Licenses; provided, however, that, subject to any restrictions under Applicable Law with respect to Communications Licenses, the Company shall cause each of the License Subsidiaries to execute and deliver the Guarantee Agreement, the Security Agreement and each other Senior Note Document to which such License Subsidiary is a party. In no event shall (i) any License Subsidiary own any assets other than one or more Communications Licenses (and assets reasonably related thereto to the extent necessary to comply with all Applicable Law) and (ii) neither the Company nor any Subsidiary other than a License Subsidiary shall hold any Material Communication Licenses issued by the FCC.

6J. Tax Consolidations. The Company shall not, nor shall it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person other than the Company and its Subsidiaries except as required by law.

6K. Reserved.

6L. Fiscal Year. The Company shall not, nor shall it permit any of its Subsidiaries to, change its fiscal year from its present Fiscal Year.

6M. Deposit Accounts; Securities Accounts. The Company shall not, nor shall it permit any Subsidiary Note Party to:

(i) establish any new deposit accounts or securities accounts unless the same is subject to a first-priority Lien in favor of the Collateral Agent pursuant to an Account Control Agreement, or attempt to amend or terminate any Account subject to an Account Control Agreement or lockbox agreement without the prior written consent of the Required Holders, unless such account and such Account Control Agreement or lockbox agreement are concurrently replaced; provided that the foregoing restrictions shall not apply to (1) any deposit account that is subject to a first priority Lien in favor of the Working Capital Facility Lender or (2) any account that is required under any foreign jurisdiction for purposes of satisfying a licensing requirement in such foreign jurisdiction, provided that the aggregate amount on deposit in all such foreign accounts does not exceed $500,000 at any time; and

(ii) transfer cash, Cash Equivalents, securities or other financial assets from a deposit account or securities account that is subject to a first-priority Lien in favor of the Collateral Agent pursuant to an Account Control Agreement to a deposit or securities account that is not subject to a first-priority Lien in favor of the Collateral Agent pursuant to an Account Control Agreement; provided, however, that the Company and its Subsidiaries may transfer cash to an account that is an Excluded Account, provided that all such amounts on deposit are used exclusively for the purpose for which such Excluded Account was created.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6N. Sales and Lease-Backs. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which the Company or such Subsidiary (i) has sold or transferred or is to sell or to transfer to any other Person (other than the Company or any Subsidiary Note Party), or (ii) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by the Company or any of its Subsidiaries to any Person (other than the Company or any of its Subsidiaries) in connection with such lease, in each case, unless the sale of such property and any Liens arising in connection therewith are permitted by paragraph 6C.

6O. Financial Covenant. If, as of the last day of any Fiscal Quarter, Available Liquidity is less than $10,000,000, the Company shall not permit the Consolidated Leverage Ratio to exceed 4.5 to 1.0.

6P. Anti-Money Laundering and Terrorism Laws and Regulations. The Company shall not, nor shall it permit any of its Subsidiaries to:

(i) (A) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, (B) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (C) to engage in any activity that could subject such Person to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions;

(ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or

(iii) conduct, engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, or facilitate a violation of, any of the prohibitions set forth in Executive Order No. 13224, the PATRIOT Act or any anti-money laundering or anti-terrorism law or regulation (including but not limited to the Money Laundering Control Act and the Bank Secrecy Act). The Company shall deliver to any holder of Notes any certification or other evidence reasonably requested from time to time by any holder of Notes, confirming such compliance with this paragraph 6P.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6Q. Economic Sanctions Laws and Regulations. The Company shall not, nor shall it permit any of its Subsidiaries to conduct, transact, engage in, or facilitate, any business or activity in violation of the Foreign Activities Laws applicable to the Company or any of its Subsidiaries.

6R. RESERVED.

6S. Most Favored Lender Status. The Company shall not, nor shall it permit any of its Subsidiaries to, enter into, assume or otherwise be bound or obligated under any agreement evidencing or relating to Indebtedness (excluding the Working Capital Facility, any Acquired Indebtedness and any Purchase Money Debt) of any Note Party in the aggregate principal amount (measured by the greater of the committed amount thereunder and the maximum principal amount outstanding thereunder) of $1,000,000 or more and containing one or more Additional Covenants or Additional Defaults, unless prior written notice of such agreement shall have been provided to the holders of the Notes. Unless the Company or any Subsidiary, as applicable, shall enter into, assume or otherwise become bound by or obligated under any such agreement with the prior written waiver by the Required Holders of the application of this paragraph 6S, the terms of this Agreement shall, without any further action on the part of the Company or any of the holders of the Notes, be deemed to be amended automatically to include each Additional Covenant and each Additional Default contained in such agreement (provided upon the repayment or discharge of such other Indebtedness, this Agreement will be deemed to be amended automatically to exclude such Additional Covenant or Additional Default, as applicable). The Company further covenant to promptly execute and deliver, at the expense of the Company (including the reasonable fees and expenses of counsel for the holders of the Notes), an amendment to this Agreement in form and substance satisfactory to the Required Holders evidencing the amendment of this Agreement to include such Additional Covenants and Additional Defaults; provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this paragraph 6S, but shall merely be for the convenience of the parties hereto.

PARAGRAPH 7. [INTENTIONALLY OMITTED].

PARAGRAPH 8. EVENTS OF DEFAULT.

8A. Events of Default; Acceleration. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

(i) the Company defaults in the payment of any principal of or Prepayment Premium payable with respect to any Note, in any case when the same shall become due, either by the terms thereof or otherwise as herein provided (including if the Company fails to comply with paragraph 4B, 4C, 4F or 4G, in which case the Company will be deemed to have defaulted in the prepayment of principal and payment of Prepayment Premium, if any, with respect to the Notes that would have been due pursuant to paragraph 4B, 4C, 4F or 4G had (x) the Company complied with the notice provisions thereof and (y) all holders of Notes accepted the offer of prepayment contained in any such notice); or

(ii) the Company defaults in the payment of any interest on any Note for more than three (3) Business Days after the date due; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii) (a) the Company or any Subsidiary fails to pay when due (after giving effect to any applicable grace or cure period) any payment of principal of, interest on or premium with respect to the Working Capital Facility or any other Indebtedness (other than the Senior Obligations) having an outstanding individual principal amount in excess of $2,500,000 or having an outstanding aggregate principal amount in excess of $2,500,000 (“Other Material Indebtedness”), or (b) a breach or default of the Company or any Subsidiary occurs with respect to the Working Capital Facility or any Other Material Indebtedness (other than the Senior Obligations) and such failure continues beyond any applicable grace period if such failure to pay, breach or default entitles the requisite holders of the obligations under the Working Capital Facility, or the holder or holders (or an agent or trustee acting on their behalf) of such Other Material Indebtedness, as the case may be, to cause the obligations under the Working Capital Facility or such Other Material Indebtedness, as the case may be, to become or to be declared due prior to its stated maturity, or (c) the maturity of the obligations under the Working Capital Facility or of any Other Material Indebtedness is accelerated as a result of a breach or default thereunder; or

(iv) any representation, warranty, certification or other written statement made by or on behalf of the Company or any of its Subsidiaries herein or in any of the other Senior Note Documents or in any written statement or certificate at any time given by such Person in writing pursuant or in connection with any Senior Note Document or the transactions contemplated hereby and thereby shall be untrue in any material respect on the date as of which made and, if capable of cure (it being understood that the representations and warranties made pursuant to paragraphs 9I, 9J, 9L 9R, 9S and 9U are, without limitation, not capable of cure) is not cured (including all adverse effects thereof) within ten (10) days after notice thereof from the holder of any Note; or

(v) the Company or any of its Subsidiaries fails to perform or comply with any term, covenant, condition or agreement contained in clause (i) or (ii) of paragraph 5A, in the final paragraph of paragraph 5A, in paragraphs 5B, 5D(a), 5E, 5H or 5K or in paragraphs 6 or 9, and such failure shall not be remedied or waived within ten (10) days after any holder of a Note providing written notice thereof to the Company or, in the case of a Default under 5(a)(vi), such failure to deliver the required notice shall not be remedied within three (3) Business Days after knowledge of a Responsible Officer); or

(vi) the Company or any of its Subsidiaries fails to perform, observe or comply with (a) any term, covenant, condition or agreement contained in paragraphs 5C, 5D(i)(b), 5D(i)(c), 5D(ii), 5F, 5G, 5I or 5J and such failure shall not be remedied or waived within ten (10) days after any holder of a Note providing written notice thereof to the Company or (b) any other agreement, covenant, term or condition contained herein or in any of the other Senior Note Documents and such failure shall not be remedied or waived within thirty (30) days after any holder of a Note providing written notice thereof to the Company; or

(vii) (a) any decree or order for relief in respect of the Company or any Subsidiary (other than any Subsidiary permitted to be liquidated or dissolved pursuant to this Agreement) is entered in an involuntary case under any applicable bankruptcy, insolvency or other similar law, now or hereafter in effect, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law (herein called the “Bankruptcy Law”); or (b) the continuance of any of the following events for sixty (60) days unless dismissed, bonded or discharged: (1) an involuntary case is commenced against the Company or any of its Subsidiaries (other than any Subsidiary permitted to be liquidated or dissolved pursuant to this Agreement), under any applicable Bankruptcy Law; or (2) a receiver, liquidator, sequestrator, trustee, custodian or other fiduciary having similar powers over the Company or any Subsidiary (other than any Subsidiary permitted to be liquidated or dissolved pursuant to this Agreement), or over all or a substantial part of their respective property, is appointed; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(viii) (a) the Company or any Subsidiary (other than any Subsidiary permitted to be liquidated or dissolved pursuant to this Agreement) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or (b) the Company or any Subsidiary (other than any Subsidiary permitted to be liquidated or dissolved pursuant to this Agreement) makes any assignment for the benefit of creditors; or (c) the board of directors of the Company or any Subsidiary (other than any Subsidiary permitted to be liquidated or dissolved pursuant to this Agreement) adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this clause (viii); or

(ix) a final judgment or judgments for the payment of money aggregating in excess of $2,500,000 (not adequately covered by insurance as to which the insurance company has acknowledged coverage) are rendered against one or more of the Company or any Subsidiary or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days, but in any event not later than five (5) days prior to the date of any proposed sale thereunder; or

(x) any of the Senior Note Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or any Note Party denies that it has any further liability under any Senior Note Documents to which it is party, or gives notice to such effect; or

(xi) the Collateral Agent, on behalf of itself and the holders of the Notes, does not have or ceases to have a valid and perfected security interest in any portion of the Collateral (subject, as to priority, to Liens described in clauses (b), (c), (e), (g) and/or (j) of the definition of Permitted Encumbrances and subject to the perfection standards specified in the Security Agreement) other than as a result of any action or omission by the Collateral Agent and provided such failure shall not be remedied or waived within three (3) Business Days after any holder of a Note providing written notice thereof to the Company, or

(xii) any material damage to, or loss, theft or destruction of, any Collateral (to the extent such Collateral is not insured in accordance with paragraph 5 or, if such Collateral is insured in accordance with paragraph 5, to the extent the relevant insurer is disputing coverage), or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any of its Subsidiaries if any such event or circumstance continues for a period of 45 days and would reasonably be expected to have a Material Adverse Effect;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

then, (a) if such event is an Event of Default specified in clause (i) or (ii) of this paragraph 8A, the holder of any Note (other than any Note Party or any Affiliate of any of them) may at its option, by notice in writing to the Company, declare such Note to be, and such Note shall thereupon be and become, immediately due and payable at par, together with interest accrued thereon and together with the Prepayment Premium, if any, payable with respect to such Note, without presentment, demand, protest or other notice of any kind (including, without limitation, notice of intent to accelerate), all of which are hereby waived by the Company, (b) if such event is an Event of Default specified in clause (vii) or (viii) of this paragraph 8A, all of the Notes at the time outstanding shall automatically become immediately due and payable together with interest accrued thereon and together with the Prepayment Premium, if any, with respect to each Note, without presentment, demand, protest or notice of any kind (including notice of intent to accelerate and notice of acceleration of maturity), all of which are hereby waived by the Company, and (c) with respect to any event constituting an Event of Default, the Required Holders may at their option, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with the Prepayment Premium, if any, with respect to each Note, without presentment, demand, protest or other notice of any kind (including notice of intent to accelerate and notice of acceleration of maturity), all of which are hereby waived by the Company.

The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of the Prepayment Premium by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

8B. Rescission of Acceleration. At any time after any or all of the Notes shall have been declared immediately due and payable pursuant to paragraph 8A, the Required Holders may, by notice in writing to the Company, rescind and annul such declaration and its consequences if (i) the Company shall have paid all overdue interest on the Notes, the principal of and the Prepayment Premium, if any, payable with respect to any of the Notes which have become due other than by reason of such declaration, and interest on such overdue interest and overdue principal and Prepayment Premium, if any, at the rate specified in the Notes, (ii) the Company shall not have paid any amounts which have become due solely by reason of such declaration, (iii) all Events of Default and Defaults, other than nonpayment of amounts which have become due solely by reason of such declaration, shall have been cured or waived pursuant to paragraph 12C, and (iv) no judgment or decree shall have been entered for the payment of any amounts due pursuant to the Notes or this Agreement. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

8C. Notice of Acceleration or Rescission. Whenever any Note shall be declared immediately due and payable pursuant to paragraph 8A or any such declaration shall be rescinded and annulled pursuant to paragraph 8B, the Company shall forthwith give written notice thereof to the holder of each Note at the time outstanding.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8D. Other Remedies. If any Event of Default or Default shall occur and be continuing, (i) the Required Holders may proceed to protect and enforce the rights of the holders of the Notes under this Agreement, such Note and the other Senior Note Documents by exercising such remedies as are available to such holders in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or the other Senior Note Documents or in aid of the exercise of any power granted in this Agreement or the other Senior Note Documents, and (ii) the Collateral Agent may exercise any rights or remedies in its capacity under the Security Documents in accordance with the provisions thereof. No remedy conferred in this Agreement or the other Senior Note Documents upon the holder of any Note or the Collateral Agent is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise. Notwithstanding any other provision of this Agreement (other than paragraph 8B), the right of any holder of a Note to receive payment of the principal of or Prepayment Premium, if any, or interest, if any, on such Note or to bring suit for the enforcement of any such payment, on or after the due date expressed in the Notes shall not be impaired or affected without the consent of the holder.

PARAGRAPH 9. REPRESENTATIONS AND WARRANTIES.

9. Representations and Warranties. The Company represents, covenants and warrants as of the date hereof and as of the Date of Closing as follows:

9A. Organization; Power; Authorization; Capitalization.

(i) Schedule 9A(i) includes a complete and correct list of the Subsidiaries of the Company, showing, as to each Subsidiary, the correct name thereof (within the meaning of Section 9-503 of the UCC), the jurisdiction of its organization, and its organizational identification numbers, if any. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation and in good standing in each jurisdiction in which such qualification is required by law, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect. Each of the Company and its Subsidiaries is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, and is duly qualified as a foreign corporation or other business entity and in good standing in each jurisdiction in which such qualification is required by law, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries has the corporate (or equivalent) power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Notes and the other Senior Note Documents to which it is a party and to perform the provisions hereof and thereof. The execution, delivery and performance by the Company and each Subsidiary of this Agreement, the Notes and the other Senior Note Documents to which it is a party are within the Company’s or such Subsidiary’s corporate (or equivalent) power and have been duly authorized by all necessary corporate (or equivalent) action. The Senior Note Documents are or will be the legally valid and binding obligations of the Note Parties party thereto, each enforceable against the Note Parties party thereto in accordance with their respective terms.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) Schedule 9A(ii) includes a complete and correct list of the authorized capital stock or other Equity Interests of the Company, its Subsidiaries, and any Person, five percent (5%) or more of whose stock or other Equity Interest having ordinary voting power for the election of directors or the power to direct or cause the direction of management, is directly or indirectly owned or held by the Company or any Subsidiary, including all preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from such entity of any shares of capital stock or other Equity Interests of any such entity. All issued and outstanding shares of capital stock or other Equity Interests of each of the Subsidiaries that are held by the Company or its Subsidiaries are duly authorized and validly issued, fully paid, non-assessable, free and clear of all Liens other than Liens permitted pursuant to clauses (b), (c), (e) and (j) of the definition of Permitted Encumbrances and those in favor of the Collateral Agent, for its benefit and the benefit of the holders of the Notes.

9B. Financial Condition.

(i) GAAP. All financial statements referred to in paragraph 3H(i) furnished by or on behalf of the Note Parties to the Purchasers in connection with this Agreement have been prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein), and present fairly in all material respects the financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

(ii) No Liabilities. Except as set forth in the financial statements referred to in paragraph 3H(i), there are no liabilities of any Company of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, which could reasonably be expected to result in a Material Adverse Effect, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than liabilities under the Senior Note Documents.

(iii) No Default; No Material Adverse Change. None the Company or any of its Subsidiaries is in default under or with respect to any of its contractual obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing. Since December 31, 2011, there has been no event, change, circumstance or occurrence that, individually or in the aggregate, has had or could reasonably be expected to result in a Material Adverse Effect.

9C. Actions Pending. There are no judgments outstanding against the Company or any of its Subsidiaries or affecting any property of the Company or any of its Subsidiaries nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or, to the best knowledge of any Responsible Officer after due inquiry, threatened against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries which could reasonably be expected to result in any Material Adverse Effect.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9D. Outstanding Indebtedness and Liabilities. Except as set forth in the Company’s public filings with the SEC, neither the Company nor any Subsidiary has (i) any Indebtedness except as reflected on the Pro Forma or (ii) any material Liabilities other than as reflected on the Pro Forma or as incurred in the ordinary course of business following the date of the Pro Forma. No event or condition exists, including any event of default, with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

9E. Properties.

(i) Title to Properties. As of the Date of Closing, the Company and each of its Subsidiaries, as applicable, owns good and marketable, indefeasible fee simple title to all of the real estate described on Schedule 9E(i) hereto as owned by it and has a valid leasehold interest in all of the real estate described on Schedule 9E(ii) hereto as leased by it, in each case free and clear of all Liens or other encumbrances of any kind, except Permitted Encumbrances. Schedules 9E(i) and 9E(ii) hereto correctly identify as of the Date of Closing (x) each parcel of real property owned by the Company or any Subsidiary, together in each case with an accurate street address and description of the use of such parcel and (y) each parcel of real property leased by or to the Company or any Subsidiary, together in each case with an accurate street address and description of the use of such parcel. Except as set forth on Schedules 9E(i) and 9E(ii), to the knowledge of any Responsible Officer of the Company:

(1) no structure owned or leased by the Company or any Subsidiary fails to conform in any material respect with applicable ordinances, regulations, zoning laws and restrictive covenants (including in any such case and without limitation those relating to environmental protection) nor encroaches upon property of others, nor is any such real property encroached upon by structures of others in any case in any manner that could have or could be reasonably expected to have a Material Adverse Effect on the Collateral Agent’s or the Purchasers’ interest in any Collateral located on the premises or otherwise could have or could be reasonably likely to have a Material Adverse Effect;

(2) no charges or violations have been filed, served, made or threatened, to the knowledge of the Company, against or relating to any such property or structure or any of the operations conducted at any such property or structure, as a result of any violation or alleged violation of any applicable ordinances, requirements, regulations, zoning laws or restrictive covenants (including in any such case and without limitation those relating to environmental protection) or as a result of any encroachment on the property of others where the effect of same could have or could be reasonably expected to have a Material Adverse Effect on the Collateral Agent’s or the Purchasers’ interest in any Collateral located on the premises or otherwise could have or could be reasonably likely have a Material Adverse Effect;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(3) other than pursuant to applicable laws, rules, regulations or ordinances, covenants that run with the land or provisions in the applicable leases, there exists no restriction on the use, transfer or mortgaging of any Mortgaged Property, subject to the Permitted Encumbrances;

(4) the Company and each Subsidiary has adequate permanent rights of ingress to and egress from any Mortgaged Property used by it for the operations conducted thereon;

(5) there are no developments affecting any of the real property or interests therein pending or threatened which might reasonably be expected to curtail or interfere in any material respect with the use of any Mortgaged Property for the purposes for which it is now used;

(6) none of the Company or any Subsidiary has any option in, or any right or obligation to acquire any interest in, any real property; and

(7) no Mortgage encumbers improved real property that contains Buildings or Manufactured (Mobile) Homes (as those terms are defined in applicable Flood Insurance Laws) (such real property being referred to as the “Improved Mortgaged Property”). The Company and each of its Subsidiaries have obtained flood insurance with respect to each Improved Mortgaged Property that is located in a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency).

Except as set forth in Schedule 9E(i) or 9E(ii) as applicable, each of the Company and its Subsidiaries owns and has good and marketable title to all the material owned properties and assets reflected on its most recent balance sheet and valid leasehold interests in the material property it leases subject to no Liens (other than Permitted Encumbrances), and all such leases are in full force and effect and adequate for the conduct of the business of the Company and its Subsidiaries as now conducted. The property of the Company and its Subsidiaries, taken as a whole, (i) is in good operating order, condition and repair (ordinary wear and tear excepted) as is necessary for the conduct of the business of the Company and its Subsidiaries as now conducted and (ii) constitutes all the property which is required for the business and operations of the Company and its Subsidiaries as presently conducted.

(ii) No Casualty Event. None of the Company or any of its Subsidiaries has received any notice of, nor has any knowledge of, the occurrence or pendency or contemplation of any Casualty Event affecting all or any portion of its property, other than any that are not reasonably be expected to have a Material Adverse Effect.

(iii) Collateral. Each of the Company and its Subsidiaries owns or has rights to use all of the Collateral and all rights with respect to any of the foregoing used in, necessary for or material to each Company’s business as currently conducted. The use by the Company and its Subsidiaries of such Collateral and all such rights with respect to the foregoing do not infringe on the rights of any person other than such infringement which could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No claim has been made and remains outstanding that the use of any Collateral by the Company or any of its Subsidiaries does or may violate the rights of any third party that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9F. Possession of Franchises, Licenses.

(i) The Company and each of its Subsidiaries has all material franchises, certificates, licenses, permits and other authorizations from governmental or political subdivisions or regulatory authorities, that are necessary for the ownership, maintenance and operation of its properties and assets as now conducted, and neither the Company nor any Subsidiary is in violation of any thereof in any material respect.

(ii) Schedule 9F accurately and completely lists, as of the Date of Closing, for the Company and each of its Subsidiaries, all Material Communications Licenses (and the expiration dates thereof) granted or assigned to the Company or any Subsidiary, including, without limitation, for (A) each Satellite owned by the Company or any of its Subsidiaries, all space station licenses or authorizations, including placement on the FCC’s “Permitted Space Station List,” for operation of Satellites with transponders (if any) issued or granted by the FCC to the Company or any of its Subsidiaries and (B) for each Earth Station of the Company and its Subsidiaries.

(iii) The Communications Licenses listed on Schedule 9F include all material authorizations, licenses, and permits issued by the FCC or any other Governmental Authority that are required or necessary for the operation and the conduct of the business of the Company and its Subsidiaries, as now conducted. Each Communications License listed on Schedule 9F is issued in the name of the Company or the Subsidiary (as applicable) indicated on such schedule.

(iv) Each Material Communications License is in full force and effect. The Company has no knowledge of any condition imposed by the FCC or any other Governmental Authority as part of any Material Communications License which is neither set forth on the face thereof as issued by the FCC or any other Governmental Authority nor contained in the rules and regulations of the FCC or any other Governmental Authority applicable generally to telecommunications activities of the type, nature, class or location of the activities in question. Each applicable location of the Company or any of its Subsidiaries has been and is being operated in all material respects in accordance with the terms and conditions of the Communications License applicable to it and Applicable Law, including but not limited to the Communications Act and the rules and regulations issued thereunder.

(v) Except as disclosed on Schedule 9F, no proceedings are pending or, to the Company’s knowledge, are threatened which may result in the loss, revocation, modification, non-renewal, suspension or termination of any Communications License, the issuance of any cease and desist order or the imposition of any fines, forfeitures or other administrative actions by the FCC or any other Governmental Authority with respect to any operations of the Company and its Subsidiaries, which in any case could reasonably be expected to have a Material Adverse Effect.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(vi) All reports, applications and other documents required to be filed by the Company or any of its Subsidiaries with the FCC or any other Governmental Authority have been timely filed, and all such reports, applications and documents are true, correct and complete, except where the failure to make such timely filing or any inaccuracy therein could not reasonably be expected to have a Material Adverse Effect, and except as disclosed on Schedule 9F, the Company has no knowledge of any matters which could reasonably be expected to result in the loss, revocation, modification, non-renewal, suspension or termination of any Communications License or the imposition on the Company of any fines or forfeitures by the FCC or any other Governmental Authority, or which could reasonably be expected to result in a revocation, rescission, reversal or modification of any applicable authorization of the Company and its Subsidiaries to operate as currently authorized under Applicable Law, including but not limited to the Communications Act and the policies, rules and regulations of the FCC, which in any case could reasonably be expected to have a Material Adverse Effect.

9G. Taxes .. All federal income and all other material federal, state and other tax returns and reports of the Company and its Subsidiaries required to be filed by any of them have been timely filed and are complete and accurate in all material respects. All federal income and all other material federal, state and other taxes, assessments, fees and other governmental charges which are due and payable by the Company or any of its Subsidiaries have been paid when due; provided that no such tax need be paid if the Company or such Subsidiary, as applicable, is contesting same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Company or such Subsidiary, as applicable, has established appropriate reserves as shall be required in conformity with GAAP. The Company has not received written notice of any audit applicable to it or any of its Subsidiaries. No tax liens have been filed against the Company or any Subsidiary. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any taxes or other governmental charges are in accordance with GAAP.

9H. Conflicting Agreements and Other Matters. Schedule 9H accurately and completely lists, as of the Date of Closing, all Material Contracts. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate (or equivalent) restriction which materially and adversely affects its business, property or assets or financial condition. Neither the execution nor delivery of this Agreement, the Notes or the other Senior Note Documents, nor the offering, issuance and sale of the Notes, nor the granting of the Liens under the Security Documents, nor fulfillment of nor compliance with the terms and provisions of this Agreement, the Notes or the other Senior Note Documents will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, the charter or bylaws (or equivalent governing documents) of the Company or any Subsidiary, any award of any arbitrator or any agreement (including any agreement with equity holders), instrument, order, judgment, decree, statute, law, rule or regulation to which any of the Company or any Subsidiary is subject. Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or any Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company of the type to be evidenced by the Notes.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9I. Offering of Notes. Neither the Company nor any agent acting on behalf of the Company has, directly or indirectly, offered the Notes or any similar security of the Company for sale to, or solicited any offers to buy the Notes or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any Person other than the Purchasers and not more than thirty (30) other Institutional Investors, and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction. Neither the Company nor any agent acting on behalf of the Company has offered or sold the Notes by any form of general solicitation or general advertising.

9J. Use of Proceeds; Margin Regulations.

(i) The proceeds of the sale of the Notes will be used solely (a) to fund working capital, capital expenditures and to provide funds for general corporate purposes of the Company and its Subsidiaries (including to fund acquisitions to the extent permitted hereunder) and (b) to pay fees and expenses incurred in connection with the Transactions, including those contemplated by this Agreement and the other Senior Note Documents. None of the proceeds from the sale of the Notes will be used, directly or indirectly, (a) to finance or refinance dealings or transactions by or with any Person that is described or designated in the Specially Designated Nationals and Blocked Persons List (the “SDN List”) of the Office of Foreign Assets Control (“OFAC”) or is otherwise a Person officially sanctioned by the United States of America pursuant to the OFAC Sanctions Laws or (b) for any purpose that is otherwise in violation of the Trading with the Enemy Act, the OFAC Sanctions Laws, the PATRIOT Act or CISADA (collectively, the “Foreign Activities Laws”).

(ii) Except as otherwise set forth on Schedule 9J, neither the Company nor any of its Subsidiaries owns or has any present intention of acquiring any “margin stock” as defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System (herein called “margin stock”). None of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any Indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a “purpose credit” within the meaning of such Regulation U. The Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying “margin stock” (within the meaning of such Regulation U), and the aggregate market value of all “margin stock” owned by the Company and its Subsidiaries does not exceed five percent (5%) of the aggregate value of the assets thereof, as determined by any reasonable method. The Company nor any of its Subsidiaries, nor any agent acting on behalf of any of the foregoing, has taken or will take any action which might cause this Agreement or the Notes to violate such Regulation U or Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9K. Employee Matters.

(i) Neither the Company, any of its Subsidiaries nor any of the Company’s or such Subsidiaries’ employees is subject to any collective bargaining agreement.

(ii) No petition for certification or union election is pending with respect to the employees of the Company or any of its Subsidiaries and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of the Company or any of its Subsidiaries.

(iii) There are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Company after due inquiry, threatened between the Company or any of its Subsidiaries and their respective employees, other than employee grievances arising in the ordinary course of business, which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

9L. Governmental Consent; Regulation.

(i) The nature of the Company nor any Subsidiary nor any of their respective businesses or properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offering, issuance, sale or delivery of the Notes is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental or regulatory body (other than routine filings after the Date of Closing with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Agreement or the other Senior Note Documents and the offering, issuance, sale or delivery of the Notes or fulfillment of or compliance with the terms and provisions hereof or thereof.

(ii) The Company nor any of its Subsidiaries is subject to regulation under the Federal Power Act, as amended, the ICC Termination Act, as amended, or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

9M. Compliance with Laws. The Company nor any of its Subsidiaries is in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of (a) any Governmental Authority in all jurisdictions in which the Company or any of its Subsidiaries is now doing business, and (b) any Governmental Authority otherwise having jurisdiction over the conduct of the Company or any of its Subsidiaries or any of their respective businesses, or the ownership of any of their respective properties, which violation would subject the Company or any of its Subsidiaries, or any of their respective officers, to criminal liability or, individually or in the aggregate, have a Material Adverse Effect, and no such violation has been alleged.

9N. Environmental Compliance. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries is and shall continue to remain in compliance with all applicable Environmental Laws. There are no Environmental Claims asserted or threatened against the Company or any of its Subsidiaries or relating to any real property currently or formerly owned, leased or operated by the Company or any of its Subsidiaries.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9O. Fiscal Year. The Fiscal Year of the Company ends as of December 31 of each year.

9P. Disclosure. No representation or warranty of the Company (or on behalf of) or any Subsidiary contained in this Agreement, the financial statements, or the other Senior Note Documents, when taken as a whole, nor any other document, certificate or written statement furnished to any Purchaser by or on behalf of the Company or any Subsidiary in connection herewith, when taken as a whole, together with the Company’s public filings with the SEC, contains any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein and therein not misleading in light of the circumstances in which the same were made. There is no material fact known to the Company or any Subsidiary that has had or could reasonably be expected to have a Material Adverse Effect and that has not been disclosed herein, in the Company’s public filings, or in such other documents, certificates and statements furnished to the Purchasers for use in connection with the transactions contemplated hereby. All projections and all other pro forma financial information furnished to the Purchasers by the Company in connection with this Agreement were prepared and furnished in good faith and were based on estimates and assumptions that were believed by management of the Company to be reasonable in light of the current and foreseeable business conditions applicable to the Company and its Subsidiaries, and represented management’s good faith estimate of the projected financial performance of the Company and its Subsidiaries based on the information available to Responsible Officers at the time so furnished.

9Q. Rule 144A. The Notes are not of the same class as securities of the Company, if any, listed on a national securities exchange, registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

9R. Illegal Payments, Trade Restrictions, Etc.

(i) Neither the Company nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC (an “OFAC Listed Person”); (ii) an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is the target of any OFAC Sanctions Program; or (iii) is otherwise blocked, subject to sanctions under or engaged in any activity in violation of other U.S. economic sanctions, including but not limited to, the Trading With the Enemy Act; the International Emergency Economic Powers Act; the Comprehensive Iran Sanctions, Accountability and Divestment Act, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the U.S. Department of State or OFAC or any enabling legislation or executive order relating thereto (collectively “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions.

(iii) Neither the Company nor any Controlled Entity (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations, (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws and U.S. Economic Sanctions.

(iv)  (a) Neither the Company nor any Controlled Entity (i) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws or (iv) has been or is the target of sanctions imposed by the United Nations or the European Union.

(b) To the Company’s actual knowledge after making due inquiry, neither the Company nor any Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Government Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c) Each of the Company and the Controlled Entities keeps books, records, and accounts which, in reasonable detail, accurately reflect all transactions and the disposition of assets and has devised and maintained a system of internal accounting controls sufficient to provide reasonable assurances that its books, records, and accounts accurately reflect all transactions and the disposition of assets.

(d) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage. The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Corruption Laws.

9S. Solvency. The Note Parties (taken as a whole) are Solvent.

9T. Broker’s Fees. No broker’s or finder’s fee or commission will be payable with respect to any of the transactions contemplated hereby, other than such fees as may be payable by the Company.

9U. Investment Company Status. Neither the Company, nor any of its Subsidiaries nor any Person controlling any of such Persons is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended or an “investment adviser” within the meaning of the Investment Advisers Act of 1940, as amended.

9V. ERISA Compliance. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) each Note Party and each Subsidiary and each Employee Benefit Plan is in compliance with the applicable provisions of ERISA and the provisions of the Code relating to Employee Benefit Plans and the regulations and published interpretations thereunder; (ii) no ERISA Event has occurred or is reasonably expected to occur; (iii) all amounts required by Applicable Law with respect to, or by the terms of, any retiree welfare benefit arrangement maintained by each Note Party and each Subsidiary or to which each Note Party and each Subsidiary has an obligation to contribute have been accrued in accordance with the statement of Financial Accounting Standards No. 106 and (iv) no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Employee Benefit Plan (other than a Multiemployer Plan).

PARAGRAPH 10. REPRESENTATIONS OF THE PURCHASERS.

10. Representations of the Purchasers. Each Purchaser represents as follows:

10A. Nature of Purchase. Such Purchaser acknowledges that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, and that the Company is not required to register the Notes. Such Purchaser is not acquiring the Notes to be purchased by it hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act; provided that the disposition of such Purchaser’s property shall at all times be and remain within its control. Such Purchaser is a “qualified institutional buyer” (as such term is defined under Rule 144A promulgated under the Securities Act and is acquiring the Notes for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same except in accordance with the Securities Act and any applicable state securities laws.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10B. Source of Funds. At least one of the following statements is an accurate representation as to each source of funds (the “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(i) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed ten percent (10%) of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(ii) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(iii) the Source is either (a) an insurance company pooled separate account, within the meaning of PTE 90-1 or (b) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (iii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than ten percent (10%) of all assets allocated to such pooled separate account or collective investment fund; or

(iv) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Section V(a) of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed twenty percent (20%) of the total client assets managed by such QPAM, the conditions of Section I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a five percent (5%) or more interest in the Company and (a) the identity of such QPAM and (b) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (iv); or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(v) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(h) of the INHAM Exemption) owns a five percent (5%) or more interest in the Company and (a) the identity of such INHAM and (b) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (v); or

(vi) the Source is a governmental plan; or

(vii) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (vii); or

(viii) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this paragraph 10B, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

PARAGRAPH 11. DEFINITIONS; ACCOUNTING MATTERS.

11. Definitions; Accounting Matters. For the purpose of this Agreement, the terms defined in the introductory sentence and in paragraphs 1 and 2 shall have the respective meanings specified therein, the terms defined in paragraph 11A (or within the text of any other paragraph) shall have the respective meanings specified therein, and all accounting matters shall be subject to determination as provided in paragraph 11B (all such meanings to be equally applicable to both the singular and plural forms of the terms defined):

11A. Defined Terms.

“Account Control Agreements” shall mean all agreements, in form and substance reasonably satisfactory to the Required Holders, among any of the Note Parties, a banking or financial institution with which any deposit account or securities account of any of the Note Parties is maintained, and the Collateral Agent, which agreement grants the Collateral Agent “control” (within the meaning of the UCC) of such deposit account or securities account and all deposits, balances and financial assets held in such account.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Additional Covenants” means any affirmative or negative covenant or similar restriction applicable to the Company or any Subsidiary (regardless of whether such provision is labeled or otherwise characterized as a covenant, but excluding interest rate, amortization or fees) the subject matter of which either (i) is similar to that of any covenant in paragraph 5 or 6 of this Agreement, or related definitions in paragraph 11B of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive than those set forth herein or more beneficial to the holder or holders of the Indebtedness created or evidenced by the document in which such covenant or similar restriction is contained (and such covenant or similar restriction shall be deemed an Additional Covenant only to the extent that it is more restrictive or more beneficial) or (ii) is different from the subject matter of any covenant in paragraph 5 or 6 of this Agreement, or related definitions in paragraph 11B of this Agreement.

“Additional Defaults” means any provision contained in any document or instrument creating or evidencing Indebtedness of the Company or any Subsidiary which permits the holder or holders of Indebtedness to accelerate (with the passage of time or giving of notice or both) the maturity thereof or otherwise requires the Company or any Subsidiary to purchase such Indebtedness prior to the stated maturity thereof (other than as a result of sale or other disposition of any assets securing such other Indebtedness) and which either (i) is similar to any Default or Event of Default contained in paragraph 8 of this Agreement, or related definitions in paragraph 11B of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive or has a shorter grace period than those set forth herein or is more beneficial to the holders of such other Indebtedness (and such provision shall be deemed an Additional Default only to the extent that it is more restrictive, has a shorter grace period or is more beneficial) or (ii) is different from the subject matter of any Default or Event of Default contained in paragraph 8 of this Agreement, or related definitions in paragraph 11B of this Agreement.

“Additional Mortgaged Property” shall mean, unless otherwise agreed to in writing by the Required Holders, all real property in the United States owned or leased by the Company or any Domestic Subsidiary of the Company and acquired after the Date of Closing; provided that the fair market value of such owned real property or lease and, in each case, the improvements thereon, is at least $500,000.

“Affiliate” shall mean any Person (other than any holder of Notes or the Collateral Agent): directly or indirectly controlling, controlled by, or under common control with, any Note Party. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Equity Interests, or by contract or otherwise.

“Agreement” shall have the meaning specified in paragraph 12C.

“Applicable Law” shall mean all laws, rules and regulations applicable to the Person, conduct, transaction, covenant, Senior Note Document or contract in question, including all applicable common law and equitable principles; all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations and orders of any Governmental Authority; and all orders, judgments and decrees of all applicable courts and arbitrators.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Asset Disposition” shall mean the disposition, whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise, of any or all of the assets of the Company or any of its Subsidiaries, other than dispositions permitted by clause (1) of paragraph 6C(i).

“Available Liquidity” means, as of any date of determination, the sum of (a) unrestricted cash (in Dollars) and Cash Equivalents of the Company and its Subsidiaries (excluding cash and Cash Equivalents encumbered by any Lien other than the Lien of the Collateral Agent or second Lien of the Working Capital Facility Lender) plus (b) the total amount available to be borrowed by the Company under the Working Capital Facility as of such date.

“Bankruptcy Law” shall have the meaning specified in clause (viii) of paragraph 8A.

“Blocked Person” shall mean any of the following: (i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (iii) a Person or entity that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224 or in the PATRIOT Act; (iv) any Person or entity that is named as a “specially designated national” on the SDN List or any replacement website or other replacement official publication of such list; (v) a Person or entity who is affiliated with a Person or entity listed above; or (vi) any Person subject to the OFAC Sanctions Laws.

“Business Day” shall mean any day on which banks are open for business in New York City (other than a Saturday, a Sunday or a legal holiday in the State of New York).

“Capital Expenditures” shall mean, with respect to any Person, any expenditures for, or contracts for expenditures with respect to any fixed assets or improvements, or for replacements, substitutions or additions thereto, that, in accordance with GAAP, either would be required to be capitalized on the balance sheet of such Person, or would be classified and accounted for as capital expenditures on a statement of cash flows of such Person.

“Capital Lease” shall mean any lease of any property (whether real, personal or mixed) that, in conformity with GAAP, should be accounted for as a capital lease. It is understood that with respect to the accounting for leases as either operating leases or Capital Leases and the impact of such accounting on the definitions and covenants herein, GAAP as in effect on the Date of Closing shall be applied.

“Cash Equivalents” shall mean: (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six (6) months from the date of acquisition thereof; (b) commercial paper maturing no more than six (6) months from the date issued and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s; and (c) certificates of deposit or bankers’ acceptances maturing within six (6) months from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any commercial bank organized under the laws of the United States of America, or any state thereof or the District of Columbia, having combined capital and surplus of not less than $250,000,000 and not subject to setoff rights in favor of such bank.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Casualty Event” shall mean any involuntary loss of title, any involuntary loss of, damage to or any destruction of, or any condemnation or other taking (including by any Governmental Authority) of, any property of the Company or any of its Subsidiaries, in each case other than any such loss, damage, destruction, condemnation or taking the net cash proceeds which are less than $250,000. “Casualty Event” shall include but not be limited to any taking of all or any part of any real property of any person or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any Applicable Law, or by reason of the temporary requisition of the use or occupancy of all or any part of any real property of any person or any part thereof by any Governmental Authority, civil or military, or any settlement in lieu thereof.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated.

“CISADA” shall mean the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, effective July 1, 2010, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“Claims” shall have the meaning specified in paragraph 5F.

“Closing” or “Date of Closing” shall have the meaning specified in paragraph 2.

“Closing Leverage Ratio” shall have the meaning specified in paragraph 3H(iv).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral” shall mean all collateral under the Security Documents.

“Collateral Agency Agreement” shall mean the Collateral Agency Agreement, dated as of the date hereof, by and between each Purchaser and the Collateral Agent and consented and agreed to by the Note Parties, in form, scope and substance satisfactory to the Required Holders, as the same may be amended, supplemented or otherwise modified from time to time.

“Collateral Agent” shall mean U.S. Bank National Association, in its capacity as Collateral Agent for the holders of the Notes, as provided under the Collateral Agency Agreement, and its successors and assigns in such capacity.

“Communications Act” shall mean the Communications Act of 1934 (47 U.S.C. 151, et seq.), as amended.

“Communications Licenses” shall mean (a) the licenses, permits, authorizations or certificates to construct, own, operate or promote the business of the Company and its Subsidiaries (including, without limitation, the launch and operation of Satellites) as granted by the FCC, and all extensions, additions and renewals thereto or thereof, and (b) the licenses, permits, authorizations or certificates which are necessary to construct, own, operate or promote the business of the Company and its Subsidiaries (including, without limitation, the launch and operation of Satellites) as granted by administrative law courts or any other Governmental Authority, and all extensions, additions, and renewals thereto and thereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Company” shall have the meaning specified in the introductory paragraph of this Agreement.

“Compliance Certificate” shall mean a certificate executed and delivered by the Company’s Chief Financial Officer in the form attached hereto as Exhibit D, or in form, scope and substance otherwise satisfactory to the Required Holders.

“Competitor” means shall any Person which directly or indirectly through a Subsidiary or Affiliate is in the business of offering wireless data communication services, including for the purpose of tracking and/or monitoring fixed or mobile assets, the business of designing, manufacturing or distributing modems that operate on such services, or any other business in which the Company or its Subsidiaries is materially engaged during the six (6) month period immediately preceding the date of determination of whether such Person is a Competitor.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Control Event” shall mean:

(i) the execution of any definitive written agreement which, when fully performed by the parties thereto, would result in a Change in Control; or

(ii) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date hereof) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date hereof) to the holders of the Equity Interests of the Company, which offer, if accepted by a requisite number of holders, would result in a Change in Control.

“Controlled Entity” means any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates.

“Consolidated Adjusted EBITDA” means for any period, for the Company and its Subsidiaries on a consolidated basis, Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes expensed by the Company and its Subsidiaries for such period, (iii) depreciation, depletion and amortization expense, (iv) loss from discontinued operations, (v) stock-based compensation expense, (vi) net loss attributable to other non-recurring expenses of the Company and its Subsidiaries reducing such Consolidated Net Income which does not represent a cash item in such period or any future period, (vii) loss from the Asset Sales, and (viii) extraordinary losses, and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period, (ii) all non-cash items increasing Consolidated Net Income for such period (which, for the avoidance of doubt, shall not include revenue invoiced as accounts receivable, revenue accruals, all gains and income earned, accretion of deferred revenues or income, or reversals of expense accruals), (iii) non-cash gains from the Asset Sales, (iv) income from discontinued operations and (v) extraordinary gains.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Consolidated Interest Charges” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of the Company and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent or lease expense of the Company and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“Consolidated Leverage Ratio” means, on any date of determination, the ratio of (a) Total Debt as of such time to (b) Consolidated Adjusted EBITDA for the last day of the four fiscal quarter period immediately preceding the date of determination.

“Consolidated Net Income” means, for any period, the net income of the Company for such period, as reported in the financial statements delivered pursuant to paragraph 5A(i) or (ii), as applicable.

“Default” shall mean any of the events specified in paragraph 8A, whether or not any requirement for such event to become an Event of Default has been satisfied.

“Default Rate” shall mean, at any time upon the occurrence of an Event of Default and until such Event of Default has been cured or waived in writing, a rate of interest per annum from time to time equal to the lesser of (i) the maximum rate permitted by applicable law and (ii) 11.50%.

“Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Indebtedness or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one year after the earlier of (a) the maturity date of the Notes and (b) the date on which there are no Senior Obligations outstanding.

“Dollar” and “$” mean lawful money of the United States.

“Domestic Subsidiary” shall mean any Subsidiary incorporated or organized under the laws of the United States of America, any state thereof, or the District of Columbia.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Earth Station” shall mean any earth station (gateway) licensed for operation by the FCC or by a Governmental Authority outside of the United States that is owned and operated by the Company or any of its Subsidiaries.

“Employee Benefit Plan” shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA (a) which is maintained for former or current employees of any Note Party or any Subsidiary or has at any time within the preceding six (6) years been maintained for former or current employees of any Note Party or any current or former Subsidiary or (b) with respect to which any Note Party or Subsidiary contributes or may have any obligation to contribute or any other liability.

“Environmental Claims” shall mean claims, liabilities, Liens, monetary obligations, damages, punitive damages, fines, penalties, costs, expenses, investigations, litigation, administrative proceedings, judgments or orders relating to Hazardous Materials.

“Environmental Laws” shall mean any present or future federal, foreign, state or local law, rule, regulation, ordinance policy and procedure or order relating to pollution, waste, disposal or the protection of human health or safety, plant life or animal life, natural resources or the environment.

“Equity Interests” of any Person shall mean any and all shares, rights to purchase, options, warrants, general, limited or limited liability partnership interests, member interests, participation or other equivalents of or interest in (regardless of how designated) equity of such Person, whether voting or nonvoting, including common stock, preferred stock, convertible securities or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Exchange Act).

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

“ERISA Affiliate” shall mean as applied to any Note Party, any Person who is a member of a group which is under common control with any Note Party, who together with any Note Party is treated as a single employer within the meaning of Section 414(b) and (c) of the Code.

“ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to any Pension Benefit Plan; (ii) the withdrawal of any Note Party or any ERISA Affiliate from any Pension Benefit Plan during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA; (iii) the providing of notice of intent to terminate any Pension Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate any Pension Benefit Plan or Multiemployer Plan; (v) any event or condition which would reasonably be expected to (a) constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Benefit Plan, (b) result in the termination of a Multiemployer Plan pursuant to Section 4041A of ERISA or (c) result in the imposition of any Lien on the assets of any Note Party or any ERISA Affiliate by operation of Section 4068 of ERISA; (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA of any Note Party or any ERISA Affiliate from a Multiemployer Plan; or (vii) the payment by any Note Party or any ERISA Affiliate of any Withdrawal Liability to a Multiemployer Plan.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Event of Default” shall mean any of the events specified in paragraph 8A; provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Account” means any payroll, trust and tax withholding accounts used exclusively for such purposes and so long as no other funds are comingled in such payroll, trust and tax withholding accounts, or any deposit account maintained in a foreign jurisdiction to the extent expressly permitted by paragraph 6M(i)(2).

“Executive Order No. 13224” shall mean Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“FCC” shall mean the Federal Communications Commission (or any successor Governmental Authority).

“Fiscal Quarter” shall mean a fiscal quarter of the Company comprising a three month period ending on March 31, June 30, September 30 or December 31.

“Fiscal Year” shall mean a fiscal year of the Company.

“Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto, and (v) all regulations promulgated by any applicable Governmental Authority pursuant to any of the foregoing.

“Foreign Activities Laws” shall have the meaning specified in paragraph 9K.

“Foreign Purchaser” shall mean any Purchaser that is organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Foreign Subsidiary Guarantor” means any Foreign Subsidiary that guarantees Indebtedness of the Company or a Domestic Subsidiary (for which the Company or such Domestic Subsidiary is the primary obligor).

“GAAP” shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Governmental Authority” shall mean (i) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (ii) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body or (iii) any court or administrative tribunal of competent jurisdiction.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guarantee” shall mean, with respect to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a correlative meaning.

“Guarantors” shall mean (a) each Domestic Subsidiary of the Company as of the Date of Closing, (b) each Foreign Subsidiary Guarantor, and (c) any other Person who may hereafter guarantee payment or performance of the whole or any part of the Senior Obligations.

“Guaranty Agreement” shall mean the Guaranty Agreement, dated as of the Date of Closing, executed and delivered by one or more Guarantors, in form, scope and substance satisfactory to the Required Holders, as the same may be amended, restated, supplemented or otherwise modified from time to time (including by any supplement thereto executed and delivered after the date hereof pursuant to paragraph 5I in order to effect the subsequent joinder of any Subsidiary of the Company).

“Hazardous Materials” shall mean all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any Environmental Laws or regulations as “hazardous substances”, “hazardous materials”, “hazardous wastes”, “toxic substances” or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, or toxicity; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls.

“Hedging Agreement” shall mean any swap, cap, collar, forward purchase or similar agreements or arrangements dealing with interest rates, currency exchange rates or commodity prices, either generally or under specific contingencies.

“Hedging Obligations” shall mean obligations under or with respect to Hedging Agreements.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Improved Mortgaged Property” shall have the meaning specified in paragraph 9E.

“including” shall mean, unless the context clearly requires otherwise, “including without limitation”.

“Indebtedness” means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all obligations under Capital Leases; (d) all obligations under Synthetic Leases; (e) all Indebtedness (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any property of such Person, whether or not such Indebtedness is assumed by such Person, but limited to the lesser of the fair market value of such property and the amount of the obligation so secured; (f) all Indebtedness (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Indebtedness (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Indebtedness and the maximum stated amount of such guarantee or assurance against loss; (g) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position of others excluding ordinary operating expenses, or to purchase the Indebtedness of others; (h) any Indebtedness of a partnership for which such Person is liable either by agreement, by operation of law or by a governmental requirement but only to the extent of such liability; (i) any advances under any factoring arrangement for financing purposes; (j) all Hedging Obligations; and (k) Disqualified Capital Stock. For the avoidance of doubt, Indebtedness does not include the following items to the extent incurred in the ordinary course of business: capital expenditures, accounts payable, accruals, employee obligations, accruals of employee fringe benefits or separation benefits, accruals for commissions or revenue sharing expense, warranty obligations, accrued taxes, deferred income tax liabilities, customer deposits, deferred rent expense, and deferred revenues. Further for the avoidance of doubt, Indebtedness does not include inter-company loans, or advances, that are eliminated upon consolidation of the Company.

“Indemnified Parties” shall have the meaning specified in paragraph 12R.

“Institutional Investor” shall mean any insurance company, commercial, investment or merchant bank, finance company, mutual fund, registered money or asset manager, savings and loan association, credit union, registered investment advisor, pension fund, investment company, licensed broker or dealer that is a “qualified institutional buyer” (as such term is defined under Rule 144A promulgated under the Securities Act, or any successor law, rule or regulation).

“Intercompany Subordination Agreement” shall mean a subordination agreement by and among the Company and its Subsidiaries for the benefit of the holders of Senior Obligations, in form and substance satisfactory to the Purchasers, pursuant to which obligations between and among the Company and its Subsidiaries shall be subordinated to the Senior Obligations.

“IRS” shall mean the United States of America Internal Revenue Service or any successor thereto.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Liabilities” shall have the meaning given that term in accordance with GAAP and shall include, without limitation, Indebtedness.

“License Subsidiary” shall mean ORBCOMM License Corp. and any other direct or indirect single purpose Subsidiary of the Company, the sole business and operations of which single purpose Subsidiary is to hold one or more Communications Licenses.

“Lien” shall mean any lien (statutory or otherwise), mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary (including any conditional sale or other title retention agreement, any lease in the nature thereof, any trust, and any agreement to give any security interest).

“Material Adverse Effect” shall mean a material adverse effect on and/or material adverse developments with respect to (a) the business, operations, properties, assets or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, (b) the ability of the Note Parties (taken as a whole) to perform their obligations under the Senior Note Documents, (c) a material impairment of the enforceability or priority of the Collateral Agent’s Liens with respect to any material portion of the Collateral, (d) the legality, validity, binding effect, or enforceability against a Note Party of a Senior Note Document to which it is a party, or (e) the rights, remedies and benefits available to, or conferred upon, the Collateral Agent and any holder of the Notes.

“Material Communications License” shall mean any Communications License, the loss, revocation, modification, non-renewal, suspension or termination of which, could be reasonably expected to have a Material Adverse Effect.

“Material Contract” shall mean any contract or other arrangement to which the Company or any its Subsidiaries is a party (other than the Senior Note Documents) or by which any of their respective properties may be bound for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect and the entry into which would be required to be reported on Form 8-K.

“Moody’s” shall mean Moody’s Investors Services, Inc.

“Mortgaged Property” shall mean the real property owned or leased by any Note Party as described on Schedule 5B.

“Mortgage Policies” shall have the meaning specified in paragraph 5B.

“Mortgages” shall mean each of the mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust, collateral assignments of leases or other real estate security documents delivered by any Note Party to the Collateral Agent, on behalf of the Collateral Agent and the holders of the Notes, with respect to Mortgaged Property or Additional Mortgaged Property, all in form and substance reasonably satisfactory to the Collateral Agent and the Required Holders.

“Multiemployer Plan” shall mean any plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA) to which any Note Party or any ERISA Affiliate contributes or accrues an obligation to contribute or with respect to which any of them have any liability, or has within the past six (6) years had any obligation or liability to make contributions.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Multiple Employer Plan” shall mean a Pension Benefit Plan which has two or more contributing sponsors (including any Note Party or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Note Parties” shall mean, collectively, the Company and each of its Subsidiaries which is a party to the Guaranty Agreement, the Security Agreement or any other Security Document (other than any Foreign Subsidiary that executes a Security Document solely in its capacity as an issuer of Equity Interests being pledged thereunder).

“Note Parties’ Accountants” shall mean KPMG, LLP, or any other firm of independent public accountants of recognized national standing.

“Notes” shall have the meaning specified in paragraph 1.

“OFAC” shall have the meaning specified in paragraph 9K

“OFAC Sanctions Laws” shall have the meaning specified in paragraph 9R.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” shall mean a certificate signed in the name of the Company by the Chief Executive Officer, the President, one of the Vice Presidents, the Secretary or the Chief Financial Officer.

“Other Material Indebtedness” shall have the meaning specified in paragraph 8A(iii).

“PATRIOT Act” shall mean United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Title IV of ERISA, or any successor agency or other Governmental Authority succeeding to the functions thereof.

“Pension Benefit Plan” shall mean, at any time, any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained by a Note Party or any current or former ERISA Affiliate; or (ii) has at any time within the preceding six (6) years been maintained by a Note Party or any entity which was at such time an ERISA Affiliate or former ERISA Affiliate for employees of any Note Party or of any entity which was at such time an ERISA Affiliate or former ERISA Affiliate.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Permitted Acquired Assets” means (i) a business primarily engaged in offering wireless data communication services, including for the purpose of tracking and/or monitoring fixed or mobile assets, the business of designing, manufacturing or distributing modems that operate on such services, or any business which is reasonably related or ancillary thereto or (ii) assets useful in a business described in clause (i).

“Permitted Acquisitions” means any acquisition in the form of acquisitions of all or substantially all of the business, a line of business (whether by the acquisition of Equity Interests, assets or any combination thereof) or assets of any other Person if each such acquisition meets all of the following requirements:

(a) no less than fifteen (15) Business Days prior to the proposed closing date of such acquisition, the Company shall have delivered written notice of such acquisition to the Collateral Agent and each holder of any Notes, which notice shall include the proposed closing date of such acquisition;

(b) such acquisition shall have been approved by the board of directors (or equivalent governing body, if any) of the Person to be acquired;

(c) the Person, business or assets to be acquired shall be Permitted Acquired Assets;

(d) no Change of Control shall have been effected thereby;

(e) either (i) the EBITDA of the entity to be acquired for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination is less than negative $3,000,000 or (ii) the Consolidated Leverage Ratio on a pro forma basis (as of the date of the acquisition and after giving effect thereto and any Indebtedness incurred in connection therewith) shall not exceed 4.5 to 1.0;

(f) no later than five (5) Business Days prior to the proposed closing date of such acquisition the Company, to the extent requested by the Required Holders, (A) shall have delivered to each holder of any Notes, promptly upon the finalization thereof copies of substantially final documents with respect to such Permitted Acquisition, and (B) shall have delivered to, or made available for inspection by, any holder of Notes, substantially complete diligence information with respect to such Permitted Acquisition;

(g) no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such acquisition;

(h) if requested by the Required Holders, the Company shall have provided each holder of Notes with (A) historical financial statements for the last three fiscal years (or, if less, the number of years since formation) of the Person or business to be acquired (audited if available without undue cost or delay) and unaudited financial statements thereof for the most recent interim period which are available, (B) updated projections for the Company after giving effect to such transaction, (C) a copies of all material documentation pertaining to such transaction, and (D) all such other information and data relating to such transaction or the Person or business to be acquired as may be reasonably requested by the the Required Holders to the extent reasonably available; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i) the Company shall have (i) delivered to each holder of any Notes, a certificate of a Responsible Officer certifying that all of the requirements set forth above have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition and (ii) provided such other documents and other information as may be reasonably requested by the Required Holders in connection with such purchase or other acquisition.

“Permitted Business” means the business in which the Company and its Subsidiaries were engaged on the Date of Closing and any businesses which are reasonably related or ancillary thereto.

“Permitted Encumbrances” shall mean the following types of Liens: (a) Liens (other than Liens relating to Environmental Claims or ERISA) for taxes, assessments or other governmental charges or levies not yet due and payable; (b) statutory Liens of landlords, carriers, warehousemen, mechanics, vendors, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business and which, if they secure obligations that are more than thirty (30) days delinquent, are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, which proceedings (or orders entered in connection with such proceedings); (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); provided that, for the avoidance of doubt, any grant of a security interest under the UCC in the Collateral shall not be permitted under this sub-clause (c); (d) any Lien in existence on the Date of Closing and set forth on Schedule 6E and any Lien granted as a replacement or substitute therefor; provided that any such replacement or substitute Lien does not secure an aggregate amount of Indebtedness, if any, greater than that secured on the Date of Closing and (does not encumber any property other than the property subject thereto on the Date of Closing; (e) zoning restrictions, easements, licenses, reservations, provisions, covenants, waivers, rights-of-way, restrictions, minor irregularities of title (and with respect to leasehold interests, mortgages, obligations, Liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord, ground lessor or owner of the leased property, with or without consent of the lessee) and other similar charges or encumbrances with respect to real property not interfering in any material respect with the ordinary conduct of the business of any Note Party and which do not secure obligations for payment of money; (f) Liens on cash collateral securing Indebtedness permitted by clause (iv) of paragraph 6A; (g) precautionary financing statements filed in connection with operating leases; (h) Liens in favor of the Collateral Agent; (i) Liens on Working Capital Facility Collateral permitted by the Working Capital Facility Intercreditor Agreement and securing Indebtedness incurred pursuant to the Working Capital Facility; (j) Liens arising out of judgments, attachments or awards not resulting in a Default and in respect of which the Company or its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall be secured a subsisting stay of execution pending such appeal or proceedings, (k) leases and subleases of Real Property granted by to third parties that do not, individually or in the aggregate, (A) interfere in any material respect with the ordinary conduct of the business of the Company or its Subsidiaries or (B) materially impair the use (for its intended purposes), (l) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any Subsidiary in the ordinary course of business, (m) Liens on cash and Cash Equivalents securing cash collateralized letters of credit or performance bonds to the extent such Indebtedness is permitted by paragraph 6A(v), (n) licenses of intellectual property granted by the Company or any Subsidiary in the ordinary course of business and not interfering in any material respect with the ordinary conduct of business of the Company and its Subsidiaries, (o) Liens existing with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by the Company or any Subsidiary securing credit card and vendor credit programs not in excess of $500,000 in the aggregate, (p) Liens securing Indebtedness permitted under paragraph 6A(vii), (q) Liens on assets of Subsidiaries acquired after the Closing Date in a transaction permitted hereunder provided such Liens were not created in connection with, or in contemplation of, such acquisition and (r) Liens on deposit or securities accounts of account banks or Securities Intermediaries securing customary fees and charges of such bank or intermediary.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Person” shall mean and include natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Prepayment Premium” shall mean, with respect to any Note:

(A) In the case of paragraphs 4A and 4C (with respect to prepayments pursuant to paragraph 4G) and 8A, the percentage set forth opposite the applicable period below in which the Settlement Date occurs multiplied by the principal amount of such Note to be prepaid:

Period	Percentage
January 4, 2013 through January 3, 2015	4%
January 4, 2015 through January 3, 2016	3%
January 4, 2016 through January 3, 2017	2%
January 4, 2017 and thereafter	0%

(B) In the case of paragraph 4B, the percentage set forth opposite the applicable period below in which the Settlement Date occurs multiplied by the principal amount of such Note to be prepaid:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Period	Percentage
January 4, 2013 through January 3, 2017	1%
January 4, 2017 and Thereafter	0%

“Proposed COC Prepayment Date” shall have the meaning specified in paragraph 4B.

“Proposed Other Prepayment Date” shall have the meaning specified in paragraph 4C.

“Pro Forma” shall mean the pro forma financial statements referred to in paragraph 3H(i).

“Pro Rata Portion” shall have the meaning specified in paragraph 4C.

“Purchaser” shall mean each of the Persons named on the attached Purchaser Schedule.

“Required Holders” shall mean the holder or holders of greater than fifty percent (50%) of the aggregate principal amount of the Notes from time to time outstanding (exclusive of any Notes then owned by the Company or any Subsidiary or any of their respective Affiliates).

“Responsible Officer” shall mean any chief executive officer, chief financial officer, chief accounting officer, treasurer or executive vice president of the Company.

“Restricted Junior Payment” shall mean: (a) any dividend or other distribution, direct or indirect, on account of any Equity Interests of the Company or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of Equity Interest to the holders of that class; (b) any redemption, conversion, exchange, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of the Company or any of its Subsidiaries now or hereafter outstanding, or the issuance of a notice of an intention to do any of the foregoing; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any Equity Interests of the Company or any of its Subsidiaries now or hereafter outstanding; (d) any director fee paid to any member of the board of directors (or similar governing body) of the Company or any of its Subsidiaries who is also an employee of the Company or any of its Subsidiaries; (e) any payment by the Company or any Subsidiary of any management, consulting or similar fees to any Affiliate of the Company or any of its Subsidiaries, whether pursuant to a management agreement or otherwise; and (f) any voluntary prepayment of any other Indebtedness of the Company or any of its Subsidiaries (other than the Notes and the Working Capital Facility) not otherwise expressly permitted above.

“Satellite(s)” means any and all satellites of any kind or character (whether geostationary or non-geostationary, low-earth orbit or otherwise), owned by, leased to or for which a contract to purchase has been entered into by, the Company or any of its Subsidiaries, whether such satellite is in the process of manufacture, has been delivered for launch or is in orbit (whether or not in operational service).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“S&P” shall mean Standard & Poor’s Ratings Group, a division of McGraw-Hill Companies, Inc.

“SDN List” shall have the meaning specified in paragraph 9K.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Security Agreement” shall mean the First Lien Pledge and Security Agreement, dated as of even date herewith and executed and delivered by the Company and the grantors thereto, in favor of the Collateral Agent, in form, scope and substance satisfactory to the Required Holders, as the same may be amended, restated, supplemented or otherwise modified from time to time (including, without limitation, by any supplement thereto executed and delivered after the date hereof pursuant to paragraph 5I in order to effect the joinder of any subsequent grantors thereto).

“Security Documents” shall mean the Security Agreement, the Guaranty Agreement, the Collateral Agency Agreement, the Mortgages, the Account Control Agreements, all Intercompany Subordination Agreements, and all other mortgages, deeds of trust, assignments, pledges, financing statements, lien entry forms, collateral assignments of insurance policies, notices, documents and other writings executed by or on behalf of the Note Parties and delivered from time to time in favor of the Collateral Agent for the benefit of the holders of the Notes in order to secure the Senior Obligations and any and all amendments, supplements or other modifications thereto.

“Senior Note Documents” shall mean this Agreement, the Notes, the Security Documents, and all other instruments, certificates, documents and other writings now or hereafter executed and delivered by the Company, any Subsidiary or any other Person pursuant to or in connection with any of the foregoing or any of the transactions contemplated thereby, and any and all amendments, supplements and other modifications to any of the foregoing.

“Senior Obligations” shall mean all obligations, liabilities and indebtedness of every nature of each Note Party from time to time owed to the Collateral Agent, the holders of the Notes under the Senior Note Documents (whether incurred before or after (a) January 4, 2018, (b) the acceleration of the Notes pursuant to paragraph 8A, or (c) payment in full of all of the Senior Obligations) including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable including, without limitation, all interest, fees, cost and expenses accrued or incurred after the filing of any petition under any Bankruptcy Law (regardless of whether allowed or allowable in whole or in part as a claim therein). Without limiting the generality of the foregoing, the Senior Obligations of each Note Party under the Senior Note Documents include payment of any Prepayment Premium.

“Settlement Date” shall mean, with respect to the principal of any Note that is to be prepaid pursuant to paragraph 4A, 4B, 4C, 4F or 4G, the date on which such principal is to be prepaid pursuant to paragraph 4A, 4B, 4C, 4F or 4G or has become or is declared to be immediately due and payable pursuant to paragraph 8A, as the context requires.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Solvent” shall mean, with respect to any Person as of the date of any determination, that on such date, after taking into account the amount of any investment or other support provided by the parent of such Person, (i) the fair value of the property of such Person (both at fair valuation and at present fair saleable value) is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that is probable and reasonably estimated to become an actual or matured liability.

“Source” shall have the meaning specified in paragraph 10B.

“Sources and Uses of Funds Statement” shall mean the sources and uses of funds statement, dated as of the Date of Closing, provided by the Company to the Purchasers and setting forth the sources and uses of the funds used to effect the Transactions.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any other Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other Person (a) of which Equity Interests representing more than 50% of the ordinary voting power (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) are, as of such date, controlled, or, (b) in the case of a partnership, (i) the sole general partner or managing general partner of which is such Person and/or one or more subsidiaries of such Person or (ii) the only general partners of which are such Person and/or one or more subsidiaries of such Person.

“Subsidiary” means any subsidiary of the Company.

“Subsidiary Note Party” means any Note Party that is a Subsidiary of the Company.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such office.

“Synthetic Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the property subject to such operating lease upon expiration or early termination of such lease.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Total Debt” shall mean, as of any date of determination, the aggregate amount of all Indebtedness of the Company and its Subsidiaries, excluding any Indebtedness that is cash collateralized, committed but undrawn amounts and excluding any non-cash obligations under FASB ASC 815, determined on a consolidated basis in accordance with GAAP. In addition, Total Debt shall exclude amounts due, if any, under the non-interest bearing Promissory Note dated January 22, 2002, of ORBCOMM Europe LLC, as Borrower in favor of OHB Systems AG in the principal amount of €1,138,410 payable solely from Distributable Profits (as defined in such Promissory Note).

“Trading with the Enemy Act” shall mean the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any enabling legislation or executive order relating thereto.

“Transactions” shall mean the transactions contemplated by the Senior Note Documents.

“Transferee” shall mean any permitted transferee of all or any part of any Note purchased by any Purchaser under this Agreement.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Working Capital Facility” shall mean an inventory and accounts receivable-based loan facility between the Working Capital Facility Lender and the Company in an aggregate principal amount not to exceed $15,000,000 and documented in form, scope and substance satisfactory to the Required Holders.

“Working Capital Facility Collateral” shall mean all inventory and accounts receivable of the Company and its Subsidiaries and all cash proceeds thereof.

“Working Capital Facility Intercreditor Agreement” shall mean an intercreditor and collateral agreement, which shall be in form, scope and substance satisfactory to the Purchasers in their sole discretion, among the Collateral Agent, the Purchasers and the Working Capital Facility Lender, pursuant to which (i) the Working Capital Facility Lender shall be acknowledged to have a first-priority lien and security interest on all Working Capital Facility Collateral, and (ii) the holders of the Notes shall be acknowledged to have a second-priority lien and security interest on all Working Capital Facility Collateral and a first-priority lien on all other assets of the Company and its Domestic Subsidiaries.

“Working Capital Facility Lender” means the lender under the Working Capital Facility.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11B. Accounting and Legal Principles, Terms and Determinations. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with the financial covenants contained in this Agreement, any election by the Company to measure any Indebtedness for borrowed money using fair value (as permitted by Accounting Standard Codification Topic No. 825-10-25 – Fair Value Option or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

PARAGRAPH 12. MISCELLANEOUS.

12. Miscellaneous.

12A. Note Payments. So long as any Purchaser shall hold any Note, the Company will make payments of principal of, interest on, and any Prepayment Premium payable with respect to, such Note (subject to any deduction or withholding required by law), which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit (not later than 3:00 pm, New York City time, on the date due) to such Purchaser’s account or accounts as specified in the Purchaser Schedule attached hereto, or such other account or accounts in the United States as such Purchaser may designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. Each Purchaser agrees that, before disposing of any Note, it will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this paragraph 12A to any Transferee which shall have made the same agreement as the Purchasers have made in this paragraph 12A. No holder shall be required to present or surrender any Note or make any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, the applicable holder shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office.

12B. Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Company agrees to pay, and save the Purchasers, the Collateral Agent and any Transferees harmless against liability for the payment of the following:

(i) (a) all stamp and documentary taxes and similar charges, (b) costs of obtaining private placement numbers for the Notes and (c) fees and expenses of brokers, agents, dealers, investment banks or other intermediaries or placement agents (other than those, if any, retained by a Purchaser or Transferee in connection with its purchase of the Notes), in each case as a result of the execution and delivery of this Agreement or the issuance of the Notes;

(ii) all document production and duplication charges and the fees and expenses of the firms engaged as special counsel by the Collateral Agent, the Purchasers or such Transferees in connection with (a) this Agreement and the transactions contemplated hereby and (b) any subsequent proposed waiver, amendment or modification of, or proposed consent under, this Agreement or the other Senior Note Documents, in each case, requested by the Company, whether or not the proposed action shall be effected or granted;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii) Following the occurrence of any Default or Event of Default, the costs and expenses, including attorneys’ (provided unless an actual or perceived legal conflict exists, the holders will share a single legal counsel), insurance consultants’ and financial advisory fees, incurred by the Purchasers, the Collateral Agent or such Transferees in enforcing (or determining whether or how to enforce) any rights under this Agreement, the Notes or the other Senior Note Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the other Senior Note Documents or the transactions contemplated hereby or thereby, or by reason of the Purchasers’ or such Transferees’ having acquired any Note, including without limitation costs and expenses incurred in any workout, restructuring or renegotiation proceeding or bankruptcy case; and

(iv) any judgment, liability, claim, order, decree, cost, fee, expense, action or obligation (other than any taxes except as described in Section 12(b)(i) hereof) resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company.

The obligations of the Company under this paragraph 12B shall survive the transfer of any Note or portion thereof or interest therein by any Purchaser or any Transferee, the payment of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the other Senior Note Documents, and the termination of this Agreement or any of the other Senior Note Documents.

12C. Consent to Amendments. This Agreement and any of the other Senior Note Documents may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holders except that, without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate, method of computation, time, manner, place or method of payment of interest (other than Default Interest) on or any Prepayment Premium payable with respect to, any Note, or affect the time, amount, allocation, manner, place or method of any prepayments, or allow for the release of all or substantially all of the Collateral, or change the proportion of the principal amount of the Notes required with respect to any consent, amendment, waiver or declaration. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 12C, whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the holder of any Notes nor any delay in exercising any rights hereunder or under any Notes shall operate as a waiver of any rights of any holder of such Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this paragraph 12C to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes. The Company will not directly or indirectly pay, offer to pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of any other Senior Note Document unless such remuneration is concurrently offered on the same terms, ratably to each holder of Notes then outstanding. As used herein and in the Notes, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended, supplemented or otherwise modified.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12D. Form, Registration, Transfer and Exchange of Notes; Lost Notes. The Notes are issuable as registered notes without coupons in denominations of at least $1,000,000, except as may be necessary to (i) reflect any principal amount not evenly divisible by $1,000,000 or (ii) enable the registration of transfer by a holder of its entire holding of Notes. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such Transferee or Transferees; provided that, no such Transferee shall be a Competitor or controlled by a Competitor and each Transferee shall make the representations and warranties in paragraph 10 hereof. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder’s attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder’s unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

12E. Persons Deemed Owners; Participations. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, the holder of any Note may from time to time grant participations in such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion; provided that any such participation shall be in an amount of at least $1,000,000 or, if less, the outstanding principal amount of such Note and no such participation may be granted to any person that would not be a permitted Transferee pursuant to paragraph 12D.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12F. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein or in the other Senior Note Documents or otherwise made in writing by or on behalf of the Company and its Subsidiaries in connection herewith and therewith shall survive the execution and delivery of this Agreement, the Notes and the other Senior Note Documents, the transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of any Purchaser or any Transferee. Subject to the preceding sentence, this Agreement, the Notes and the other Senior Note Documents embody the entire agreement and understanding between the Purchasers, the Company and its Subsidiaries and supersede all prior agreements and understandings relating to the subject matter hereof.

12G. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including any Transferee) whether so expressed or not. No other Person (except for (i) the Collateral Agent and (ii) the Indemnified Parties) shall have or be entitled to assert rights or benefits hereunder.

12H. Notices. All notices or other communications provided for hereunder (except for the telephonic notices required under paragraphs 4A, 4B and 4C) shall be in writing addressed to the respective party as set forth below and may be personally served, faxed, telecopied or sent by nationwide overnight delivery service (with charges prepaid) or United States mail and shall be deemed to have been given: (i) if delivered in person, when delivered; (ii) if delivered by fax or telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. New York City time or, if not, on the next succeeding Business Day; (iii) if delivered by overnight courier, two (2) days after delivery to such courier properly addressed; or (iv) if by United States mail, four (4) Business Days after depositing in the United States mail, with postage prepaid and properly addressed

(1)	if to a Purchaser, addressed to it at the address specified for such communications in the Purchaser Schedule attached hereto, or at such other address as such Purchaser shall have specified to the Company in writing,

(2)	if to any other holder of any Note, addressed to such other holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Note which shall have so specified an address to the Company, and

(3)	if to the Company, to it at 2115 Linwood Avenue, Fort Lee, New Jersey 07024, Attention: Robert Costantini (constantini.robert@orbcomm.com), with a copy to Chris Le Brun (lebrun.chris@orbcomm.com) or at such other addresses as the Company shall have specified to the holder of each Note in writing;

provided that any such communication to the Company may also, at the option of the holder of any Note, be delivered by any other means either to the Company at its address specified above or to any officer of the Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12I. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in paragraph 4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Prepayment Premium with respect to, or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

12J. Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to the Purchasers, the holders of the Notes, the Required Holders or the Collateral Agent, the determination of such satisfaction shall be made by the Purchasers, the holders of the Notes, the Required Holders or the Collateral Agent, as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

12K. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. This Agreement may not be changed orally, but (subject to the provisions of paragraph 12C) only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

12L. Waiver of Jury Trial; Consent to Jurisdiction; Limitations of Remedies; Limitation of Liabilities.

(i) THE COMPANY AND EACH HOLDER OF NOTES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION OF ANY CLAIM WHICH IS BASED HEREON, OR ARISES OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER SENIOR NOTE DOCUMENTS, OR ANY TRANSACTIONS RELATING HERETO OR THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE COMPANY OR THE HOLDERS OF THE NOTES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE HOLDERS OF THE NOTES, THE COMPANY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. THE HOLDERS OF THE NOTES, THE COMPANY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) THE COMPANY HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES, THE OTHER SENIOR NOTE DOCUMENTS OR ANY TRANSACTIONS RELATING HERETO OR THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE COMPANY OR THE HOLDERS OF NOTES SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY AND EACH HOLDER OF NOTES HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(iii) The Company hereby agrees that process may be served on it by certified mail, return receipt requested, to the addresses pertaining to it as specified in paragraph 12H or, if the Company shall not maintain an office in New York City, on its agent appointed pursuant to the last sentence of this clause (iii). Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against the Company if given by registered or certified mail, return receipt requested, or by any other means or mail which requires a signed receipt, postage prepaid, mailed as provided above. If the Company shall not maintain an office in New York City, it shall promptly appoint and maintain an agent qualified to act as an agent for service of process with respect to the courts specified in clause (ii) of this paragraph 12L, and acceptable to the Required Holders, as the Company’s authorized agent to accept and acknowledge on the Company’s behalf service of any and all process which may be served in any such action, suit or proceeding.

(iv) Nothing in this paragraph 12L shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company or any Subsidiary in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

12M. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12N. Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

12O. Counterparts. This Agreement may be executed in any number of counterparts (or counterpart signature pages), each of which counterparts shall be an original but all of which together shall constitute one instrument.

12P. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is prohibited by any one of such covenants, the fact that it would be permitted by an exception to, or otherwise be in compliance within the limitations of, another covenant shall not (i) avoid the occurrence of an Event of Default or Default if such action is taken or such condition exists or (ii) in any way prejudice an attempt by the holders to prohibit (through equitable action or otherwise) the taking of any action by the Company or a Subsidiary which would result in an Event of Default or Default.

12Q. Maximum Interest Payable. The Company, the Purchasers and any other holders of the Notes specifically intend and agree to limit contractually the amount of interest payable under this Agreement, the Notes and all other instruments and agreements related hereto and thereto to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Agreement, the Notes, any other Senior Note Documents or any instrument pertaining to or relating to this Agreement, the Notes or any other Senior Note Documents shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Company, any guarantor nor any other party liable or to become liable hereunder, under the Notes, any guaranty or under any other instruments and agreements related hereto and thereto shall ever be liable for interest in excess of the amount determined at such maximum rate, and the provisions of this paragraph 12Q shall control over all other provisions of this Agreement, any Notes, any guaranty or any other instrument pertaining to or relating to the transactions herein contemplated. If any amount of interest taken or received by any holder of a Note shall be in excess of said maximum amount of interest which, under applicable law, could lawfully have been collected by such holder incident to such transactions, then such excess shall be deemed to have been the result of a mathematical error by all parties hereto and shall be refunded promptly by the Person receiving such amount to the party paying such amount, or, at the option of the recipient, credited ratably against the unpaid principal amount of the Note held by such holder. All amounts paid or agreed to be paid in connection with such transactions which would under applicable law be deemed “interest” shall, to the extent permitted by such applicable law, be amortized, prorated, allocated and spread throughout the stated term of this Agreement and the Notes. “Applicable law” as used in this paragraph means that law in effect from time to time which permits the charging and collection of the highest permissible lawful, non-usurious rate of interest on the transactions herein contemplated including laws of the State of New York and of the United States of America, and “maximum rate” as used in this paragraph means, with respect to each of the Notes, the maximum lawful, non-usurious rates of interest (if any) which under applicable law may be charged to the Company from time to time with respect to such Notes.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12R. Indemnification. The Company agrees:

(i) TO INDEMNIFY EACH HOLDER OF NOTES, THE COLLATERAL AGENT, THE TRUSTEE UNDER EACH MORTGAGE, AS APPLICABLE, AND EACH OF THEIR AFFILIATES, SUCCESSORS, ASSIGNS OR TRANSFEREES AND EACH OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS (“INDEMNIFIED PARTIES”) FROM, HOLD EACH OF THEM HARMLESS AGAINST AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (INCLUDING THE FEES AND DISBURSEMENTS OF A SINGLE COUNSEL FOR SUCH INDEMNIFIED PARTIES (UNLESS AN ACTUAL OR PERCEIVED CONFLICT EXISTS) IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING COMMENCED OR THREATENED) WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (A) ANY ACTUAL OR PROPOSED USE BY THE COMPANY OF THE PROCEEDS OF THE NOTES, (B) THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND THE OTHER SENIOR NOTE DOCUMENTS, (C) THE OPERATIONS OF THE BUSINESS OF THE COMPANY AND ITS SUBSIDIARIES, (D) THE FAILURE OF THE COMPANY OR ANY OF ITS SUBSIDIARIES TO COMPLY WITH THE TERMS OF THIS AGREEMENT OR ANY OF THE OTHER SENIOR NOTE DOCUMENTS OR WITH ANY REQUIREMENT OF ANY GOVERNMENTAL AUTHORITY, (E) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OF THE COMPANY OR ANY OF ITS SUBSIDIARIES SET FORTH IN THIS AGREEMENT OR ANY OTHER SENIOR NOTE DOCUMENT, (F) ANY ASSERTION THAT THE COMPANY WAS NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THIS AGREEMENT AND THE OTHER SENIOR NOTE DOCUMENTS, (G) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF MATERIALS OF ENVIRONMENTAL CONCERN ON OR FROM ANY PROPERTY OWNED, OCCUPIED OR OPERATED BY THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE COMPANY OR ANY OF ITS SUBSIDIARIES OR ANY OR THEIR RESPECTIVE PROPERTIES, OR (H) ANY OTHER ASPECT OF THE SENIOR NOTE DOCUMENTS OR THE TRANSACTIONS, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF A SINGLE COUNSEL FOR ALL SIMILARLY SITUATED INDEMNITIES (UNLESS AN ACTUAL OR PERCEIVED CONFLICT EXISTS)AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATIONS OR INQUIRIES) OR CLAIM AND INCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY (EXCEPT TO THE EXTENT ANY SUCH INDEMNITY MATTERS HAVE BEEN CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY, IT BEING THE INTENT OF THE PARTIES THAT EACH INDEMNIFIED PARTY SHALL BE INDEMNIFIED FROM INDEMNITY MATTERS CAUSED BY THE NEGLIGENCE, WHETHER SOLE, JOINT, CONCURRENT, CONTRIBUTORY, ACTIVE OR PASSIVE, OR STRICT LIABILITY, OF SUCH INDEMNIFIED PARTY). AS USED IN THIS INDEMNITY, “MATERIALS OF ENVIRONMENTAL CONCERN” SHALL MEAN ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF MATERIALS OF ENVIRONMENTAL CONCERN ON OR FROM ANY PROPERTY OWNED, OCCUPIED OR OPERATED BY THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE COMPANY OR ANY OF ITS SUBSIDIARIES OR ANY OR THEIR RESPECTIVE PROPERTIES.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) THE FOREGOING INDEMNITIES SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING, WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES. TO THE EXTENT THAT AN INDEMNIFIED PARTY COMMITTED AN ACT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, THIS CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL CONTINUE BUT SHALL ONLY EXTEND TO THE PORTION OF THE CLAIM THAT IS DEEMED TO HAVE OCCURRED BY REASON OF EVENTS OTHER THAN THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY.

(iii) EACH PARTY AGREES NOT TO ASSERT ANY CLAIM AGAINST ANY OTHER PARTY, THE COLLATERAL AGENT, THE TRUSTEE UNDER EACH MORTGAGE, AS APPLICABLE, OR THE HOLDER OF ANY NOTES, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS AND ADVISERS, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO THE SENIOR NOTE DOCUMENTS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE NOTES.

(iv) THE OBLIGATIONS OF THE COMPANY UNDER THIS PARAGRAPH 12R SHALL SURVIVE THE TRANSFER OF ANY NOTE OR PORTION THEREOF OR INTEREST THEREIN BY ANY PURCHASER OR ANY TRANSFEREE, THE PAYMENT OF ANY NOTE, THE ENFORCEMENT, AMENDMENT OR WAIVER OF ANY PROVISION OF THIS AGREEMENT OR THE OTHER SENIOR NOTE DOCUMENTS, AND THE TERMINATION OF THIS AGREEMENT OR ANY OF THE OTHER SENIOR NOTE DOCUMENTS. THE INDEMNIFIED PARTIES SHALL BE EXPRESS THIRD PARTY BENEFICIARIES WITH REGARDS TO THIS PARAGRAPH 12R.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12S. Severalty of Obligations. The sales of Notes to the Purchasers are to be several sales, and the obligations of the Purchasers under this Agreement are several obligations. No failure by any Purchaser to perform its obligations under this Agreement shall relieve any other Purchaser or the Company of any of its obligations hereunder, and no Purchaser shall be responsible for the obligations of, or any action taken or omitted by, any other Purchaser hereunder.

12T. Substitution of Purchaser. Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in paragraph 10. Upon receipt of such notice, the words “Purchasers” and “Purchaser” (other than in this paragraph 12T) shall be deemed to include such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, the words “Purchasers” and “Purchaser” (other than in this paragraph 12T) shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

12U. Confidential Information. For the purposes of this paragraph 12U, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement; provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or through disclosure by any Person that is not actually known by such Purchaser to be in breach of its confidentiality obligations to the Company or (d) constitutes financial statements delivered to such Purchaser under paragraph 5A that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser; provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this paragraph 12U, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this paragraph 12U), (v) any federal or state regulatory authority having jurisdiction over such Purchaser, (vi) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this paragraph 12U as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this paragraph 12U.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Each holder of a Note, by its acceptance of a Note, will be deemed to have acknowledged and agreed that the information delivered by the Company to the holders of the Notes hereunder may contain material non-public information within the meaning of applicable securities laws and that such holder has in place appropriate procedures to comply with applicable securities laws relating thereto.

12V. Press Release; Public Offering Materials. The Company shall not permit any of its Subsidiaries to disclose the name of the Collateral Agent, the Purchasers, or any holder of Notes in any press release or in any prospectus, proxy statement or other materials filed with any governmental entity relating to a public offering of the Equity Interests of any Note Party, except as may be required by law or as may be advisable under applicable securities laws. The Company agrees that AIG Asset Management (U.S.), LLC may (i) refer to its role in originating the purchase of the Notes from the Company, as well as the identity of the Company, the aggregate principal amount of the Notes and issue date of the Notes, on its internet site or in marketing materials, press releases, published “tombstone” announcements or any other print or electronic medium and (ii) display the Company’s corporate logo (as provided to it by the Company) in conjunction with any such reference.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement between the Company and you.

Very truly yours, COMPANY: ORBCOMM INC.

By:

Name:
Title:

The foregoing Agreement is hereby accepted as of the date first above written.

[            ]

By: AIG ASSET MANAGEMENT (U.S.), LLC, investment adviser

By:

Name:
Title:

Signature Page to Senior Secured Note Agreement

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PURCHASER SCHEDULE

AMERICAN GENERAL LIFE INSURANCE COMPANY

Par Amount: $10,000,000

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

State Street Bank & Trust Company

ABA # 011-000-028

Account Name: AMERICAN GENERAL LIFE INSURANCE COMPANY; Fund Number PA40

Account Number: 0125-880-5

Reference: PPN or Cusip #; and Prin.: $             ; Int.: $

(2)	Payment notices, audit confirmations and related correspondence to:

American General Life Insurance Company (PA40)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)	Duplicate payment notices (only) to:

American General Life Insurance Company (PA40)

c/o State Street Bank Corporation, Insurance Services

Fax: (816) 871-5539

(4) * Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Compliance

Email: complianceprivateplacements@aig.com

* Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)	Note to be issued in the nominee name of: AGL-DEL (Tax ID #: 74-2058550)

(6)	Tax I.D. Number for American General Life Insurance Company: 25-0598210

(7)	Physical Delivery Instructions:

DTCC

140 58th Street

Brooklyn, N.Y. 11220

Brooklyn Army Terminal

3 H – Securities Processing

Attn: Security Processing / NY Window / Robert Mendez / Building 3, Third Floor, Section G

Account Name: AMERICAN GENERAL LIFE INSURANCE COMPANY

Fund Number: PA40

Contact: Brenda J. Sharp, Phone: (816) 871-9154

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchaser Schedule – Page 1

Par Amount: $10,000,000

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

State Street Bank & Trust Company

ABA # 011-000-028

Account Name: THE UNITED STATES LIFE INSURANCE COMPANY; Fund Number PA77

Account Number: 6956-534-9

Reference: PPN or Cusip #; and Prin.: $             ; Int.: $

(2)	Payment notices, audit confirmations and related correspondence to:

The United States Life Insurance Company in the City of New York (PA77)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)	Duplicate payment notices (only) to:

The United States Life Insurance Co. in the City of New York (PA77)

c/o State Street Bank Corporation, Insurance Services

Fax: (816) 871-5539

(4)	* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Compliance

Email: complianceprivateplacements@aig.com

* Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)	Note to be issued in the nominee name of: OCEANWHALE & CO. (Tax ID #: 04-3336991)

(6)	Tax I.D. Number for The United States Life Insurance Company in the City of New York: 13-5459480

(7)	Physical Delivery Instructions:

DTCC

140 58th Street

Brooklyn, N.Y. 11220

Brooklyn Army Terminal

3 H – Securities Processing

Attn: Security Processing / NY Window / Robert Mendez / Building 3, Third Floor, Section G

Account Name: THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Fund Number: PA77

Contact: Brenda J. Sharp, Phone: (816) 871-9154

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchaser Schedule – Page 2

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

Par Amount: $10,000,000

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Number: GLA111566

For Further Credit to: VARIABLE ANNUITY LIFE INSURANCE CO.; Account No. 260735

Reference: PPN or Cusip #; and Prin.: $            ; Int.: $

(2)	Payment notices, audit confirmations and related correspondence to:

The Variable Annuity Life Insurance Company (260735)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)	Duplicate payment notices (only) to:

The Variable Annuity Life Insurance Company (260735)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

(4)	* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Compliance

Email: complianceprivateplacements@aig.com

* Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchaser Schedule – Page 3

(5)	Note to be issued in the nominee name of: HARE & CO. (Tax ID #: 13-6062916)

(6)	Tax I.D. Number for The Variable Annuity Life Insurance Company: 74-1625348

(7)	Physical Delivery Instructions:

The Bank of New York Mellon

One Wall Street, 3rd Floor – Window A or Free Receive Dept. (via registered mail)

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone: (212) 635-7077

Account Name: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

Account Number: 260735

AMERICAN HOME ASSURANCE COMPANY

Par Amount: $15,000,000

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Number: GLA111566

For Further Credit to: AMERICAN HOME ASSURANCE CO.; Account No: 554933

Reference: PPN or Cusip #; and Prin.: $             ; Int.: $

(2)	Payment notices, audit confirmations and related correspondence to:

American Home Assurance Company (554933)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements—Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)	Duplicate payment notices (only) to:

American Home Assurance Company (554933)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

(4) *	Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Compliance

Email: complianceprivateplacements@aig.com

* Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchaser Schedule – Page 4

(5)	Note to be issued in the nominee name of: HARE & CO. (Tax ID #: 13-6062916)

(6)	Tax I.D. Number for American Home Assurance Company: 13-5124990

(7)	Physical Delivery Instructions:

The Bank of New York Mellon

One Wall Street, 3rd Floor – Window A or Free Receive Dept. (via registered mail)

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone: (212) 635-7077

Account Name: AMERICAN HOME ASSURANCE CO.

Account Number: 554933

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchaser Schedule – Page 5

SCHEDULE 5B

MORTGAGED PROPERTY

[To Be Attached]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5B – Page 1

SCHEDULE 6A

INDEBTEDNESS

[To Be Attached]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 6A – Page 1

SCHEDULE 9A(i)

SUBSIDIARIES

[To Be Attached]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 9A(i) – Page 1

SCHEDULE 9A(ii)

EQUITY INTERESTS

[To Be Attached]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 9A(ii) – Page 1

SCHEDULE 9E(i)

OWNED REAL PROPERTY

[To Be Attached]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 9E(i) – Page 1

SCHEDULE 9E(ii)

LEASED REAL PROPERTY

[To Be Attached]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 9E(ii) – Page 1

SCHEDULE 9F

LICENSES

[To Be Attached]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 9F – Page 1

SCHEDULE 9H

MATERIAL CONTRACTS

[To Be Attached]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 9H – Page 1

EXHIBIT A

FORM OF NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO ANY U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) IN THE ABSENCE OF SUCH REGISTRATION EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT MAY BE AVAILABLE TO PERMIT SALE OR TRANSFER OF THIS NOTE TO QUALIFIED INSTITUTIONAL BUYERS (WITHIN THE MEANING OF RULE 144A) WITHOUT REGISTRATION.

ORBCOMM INC.

9.50% SENIOR SECURED NOTE

DUE JANUARY 4, 2018

No. R-	[ ], 201[ ]
$	PPN [ ]

FOR VALUE RECEIVED, the undersigned, ORBCOMM INC. (the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to                     , or registered assigns, the principal sum of                      AND NO/100 DOLLARS ($            .00) on January 4, 2018, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the rate of 9.50% per annum from the date hereof, payable quarterly on the last day of each March, June, September and December in each year, commencing on the first such day next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) upon the occurrence and during the continuance of an Event of Default, at the Default Rate with respect to any outstanding principal hereof, any overdue payment of interest and any overdue payment of any Prepayment Premium, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Prepayment Premium payable with respect to this Note are to be made at the main office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A – page 1

This Note is one of a series of senior secured notes (the “Notes”) issued pursuant to a Senior Secured Note Agreement, dated as of January 4, 2013 (as amended, restated or otherwise modified from time to time, the “Agreement”), between the Company and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein have the meanings specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of like tenor for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

This Note is entitled to the benefits of the Security Documents and shall be guaranteed by any Guarantees provided pursuant to the Agreement. This Note is subject to required and optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

If an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration, protest and diligence in collecting.

Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, interest and Prepayment Premium, if any, due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys’ fees and expenses (including those incurred in connection with any appeal).

The Company, and the purchaser and the registered holder of this Note specifically intend and agree to limit contractually the amount of interest payable under this Note to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Note shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Company nor any other party liable or to become liable hereunder shall ever be liable for interest in excess of the amount determined at such maximum rate, and the provisions of paragraph 12Q of the Agreement shall control over any contrary provision of this Note.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A – page 2

THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

ORBCOMM INC.

By:
Name:
Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A – Page 3

EXHIBIT B

FORM OF WIRE INSTRUCTION LETTER

ORBCOMM INC.

2115 Linwood Avenue, Suite 100

Fort Lee, New Jersey 07024

January [    ], 2013

To the Purchasers listed in the Purchaser Schedule

to the Senior Note Agreement (as defined below)

Re:	WIRING INSTRUCTIONS –Senior Secured Note Agreement

U.S. $45,000,000 Senior Secured Notes, due 2018

Ladies and Gentlemen:

Reference is made to that certain Senior Secured Note Agreement, to be dated January 4, 2013 (as amended or otherwise modified from time to time, the “Senior Note Agreement”), by and among ORBCOMM, Inc. (the “Company”) and each of the purchasers listed in the Purchaser Schedule to the Senior Note Agreement (the “Purchasers”). Capitalized terms used but not defined herein shall have the same meanings as given to them in the Senior Note Agreement.

This letter is delivered to you as the wiring instructions referred to in paragraph 3H(vi) of the Senior Note Agreement. The Company instructs each Purchaser to pay and remit to the Company, by federal funds wire transfer the purchase price, at par, of the Notes it has purchased, as payment in full for the purchase of such Notes, to the following account:

Beneficiary Bank:

Address: ABA #:

Account#:

Account Name:

Reference:

Attention:

Please call me or email (___@___.com) with any questions regarding the wire instructions.

Very truly yours,

By:
[Name] [Telephone Number]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B – Page 1

EXHIBIT C

FORM OF OPINION OF COUNSEL TO NOTE PARTIES

January 4, 2013

To the Holders of the Notes issued pursuant to the

Senior Secured Note Agreement referred to below, and

U.S. Bank National Association, as

Collateral Agent (the “Collateral Agent”)

Ladies and Gentlemen:

We have acted as special New York counsel to ORBCOMM Inc., a Delaware corporation (the “Borrower”), ORBCOMM LLC, a Delaware limited liability corporation (“ORBCOMM LLC”), ORBCOMM License Corp., a Delaware corporation (the “License Corp.”), ORBCOMM Terrestrial LLC, a Delaware limited liability corporation (“Terrestrial”), StarTrak Information Technologies, LLC, a Delaware limited liability corporation (“StarTrak IT”), StarTrak Logistics Management Solutions, LLC, a Delaware limited liability corporation (“StarTrak LMS”), ORBCOMM Africa LLC, a Delaware limited liability corporation (“Africa”), ORBCOMM South Africa Gateway Company LLC, a Delaware limited liability corporation (“South Africa”), ORBCOMM Central America Holdings LLC, a Delaware limited liability corporation (“Central America”), ORBCOMM China LLC, a Delaware limited liability corporation (“China”), ORBCOMM CIS LLC, a Delaware limited liability corporation (“CIS”), ORBCOMM India LLC, a Delaware limited liability corporation (“India”), ORBCOMM International Holdings LLC, a Delaware limited liability corporation (“International Holdings”), ORBCOMM International Holdings 1 LLC, a Delaware limited liability corporation (“International Holdings 1”), ORBCOMM International Holdings 2 LLC, a Delaware limited liability corporation (“International Holdings 2”), ORBCOMM International Holdings 3 LLC, a Delaware limited liability corporation (“International Holdings 3”) and ORBCOMM AIS LLC, a Delaware limited liability corporation (“AIS” and, together with ORBCOMM LLC, License Corp. Terrestrial, StarTrak IT, StarTrak LMS, Africa, South Africa, Central America, China, CIS, India, International Holdings, International Holdings 1, International Holdings 2, International Holdings 3, the “Subsidiary Guarantors” and, together with the Borrower, the “Opinion Parties”) in connection with the Senior Secured Note Agreement, dated as of January 4, 2013 (the “Senior Secured Note Agreement”) between the Borrower and AIG Asset Management (U.S.), LLC as investment adviser. Terms defined in the Senior Secured Note Agreement have the same respective defined meanings when used herein.

In rendering the opinions expressed below, we have examined:

(a)	an executed counterpart of the Senior Secured Note Agreement;

(b)	an executed counterpart of the Security Agreement;

(c)	an executed counterpart of the Guaranty Agreement;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	an executed counterpart of the Intercompany Subordination Agreement;

(e)	an executed counterpart of the Account Control Agreement for Corporate Cash Management Accounts dated as of January 4, 2013 (the “Securities Account Control Agreement”), among the [applicable Obligor], the Collateral Agent and UBS Financial Services Inc., as securities intermediary;

(f)	copies of the certificate of incorporation or certificate of formation (as applicable) of each Opinion Party, each certified by the Secretary of State of the State of Delaware;

(g)	copies of the bylaws or limited liability company operating agreement (as applicable) of each Opinion Party, each certified by the Secretary of such Opinion Party (together with the documents described in clause (g) above, the “Organizational Documents”);

(h)	copies of certificates of the Secretary of State of the State of Delaware with respect to each Opinion Party (the “Good Standing Certificates”) indicating that such Opinion Party is in good standing in the State of Delaware as of December [•], 2012;

(i)	a copy of the resolutions of each of the Borrower’s and License Corp.’s Board of Directors and a copy of a unanimous written consent of each other Subsidiary Guarantor, each dated as of January 4, 2013, and, in each case, certified by the Secretary of the Borrower;

(j)	the financing statements (the “Financing Statements”) in the form attached as Annex 1 hereto; and

(k)	such other records of the Opinion Parties and such other agreements, instruments, certificates and documents as we have deemed necessary or appropriate as a basis for the opinions expressed below.

For the purposes of this opinion letter, “Opinion Documents” means the documents described in clauses (a) through (e) above.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies and, in the case of documents executed prior to the date of this opinion letter, that there has been no course of conduct or written or oral amendment, waiver or other modification that would alter the terms of these documents from those reviewed by us. When relevant facts were not independently established, we have relied upon statements of government officials and upon representations made in or pursuant to the Senior Secured Note Agreement or in certificates delivered by or on behalf of the Opinion Parties pursuant thereto.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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We have also assumed (i) (except, to the extent set forth below, as to the Opinion Parties) that the Senior Secured Note Agreement has been duly authorized by, and has been duly executed and delivered by, all of the parties thereto, that all signatories thereto have been duly authorized, and that all such parties are duly organized and validly existing and have the power and authority (corporate, limited liability company, partnership or other) to execute, deliver and perform the same, (ii) (except, to the extent set forth below, as to the Opinion Parties) that the Senior Secured Note Agreement constitutes a legal, valid, binding obligation of all of the parties thereto, (iii) that each of the conditions precedent set forth in Paragraph 3 of the Senior Secured Note Agreement have been satisfied, (iv) for purposes of paragraph (10) below, that the “securities intermediary’s jurisdiction”, as defined in §8-110(e) of the NY UCC, with respect to the Collateral is the State of New York, and (v) for purposes of paragraphs (7) and (10) below, that each account referred to in paragraph (10) below is a securities account as defined in §8-501 of the NY UCC.

Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

(1) Each of the Opinion Documents and the Notes constitutes a legal, valid and binding obligation of each Obligor party thereto, enforceable against such Obligor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws relating to or affecting the rights of creditors generally, and subject to the possible judicial application of foreign laws or governmental action affecting the rights of creditors generally, and except as the enforceability of each of the Opinion Documents and the Notes is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing.

(2) No authorization, consent or other approval of, or registration, declaration or other filing, (a) with any governmental authority of the United States of America or the State of New York or (b) under the Delaware General Corporation Law, other than those which have been obtained or taken and are in full force and effect or as may be required under state securities or “blue sky” laws of any jurisdiction, is required on the part of any Opinion Party for the execution, delivery and performance by it of the Senior Note Documents.

(3) The Security Agreement is effective to create, in favor of the Collateral Agent for the benefit of the Noteholders, a valid security interest under the Uniform Commercial Code as in effect in the State of New York (the “UCC”) in the Collateral (as defined in the Security Agreement), provided that (a) such security interest will continue in such Collateral after disposition thereof and in any proceeds (as defined in § 9-102(a)(64) of the UCC) only to the extent provided in § 9-315 of the UCC, and (b) such security interest in any portion of such Collateral in which an Opinion Party acquires rights after the commencement of a case under the Bankruptcy Code in respect of such Opinion Party may be limited by Section 552 of the Bankruptcy Code.

(4) The offer, sale and delivery of the Notes by the Borrower to the Noteholders in the manner contemplated by the Senior Secured Note Agreement does not require registration under the Securities Act of 1933, as amended (it being understood that we express no opinion in this paragraph as to any subsequent resale of any Notes), and an indenture relating thereto is not required to be qualified under the Trust Indenture Act of 1939, as amended.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(5) The issuance of the Notes and the application of the proceeds thereof will not violate Regulations T, U or X of the Board of Governors of the Federal Reserve Board.

(6) None of the Opinion Parties is required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended.

(7) With respect to each Opinion Party, the security interest created by the Security Agreement in that portion of the Collateral (as defined in the Security Agreement) which is such Opinion Party’s property and in which a security interest may be perfected by filing a financing statement under the UCC will be perfected by the filing of the Financing Statement specified for such Opinion Party in the filing office specified for such Opinion Party in Annex 2 hereto.

(8) The security interest created by Security Agreement in the portion of the Collateral (as defined in the Security Agreement) consisting of securities (as defined in §8-102(a)(16) of the UCC) represented by security certificates (as defined in §8-102(a)(16) of the UCC) will be perfected upon the delivery to the Collateral Agent in New York of the certificates representing such shares.

(9) If the security certificates representing the Pledged Securities (as defined in the Security Agreement) are delivered to the Collateral Agent indorsed to the Collateral Agent or in blank by an effective indorsement, or registered in the name of the Collateral Agent, for value without notice (within the meaning of UCC §8-105) of an adverse claim (as defined in UCC §8-102(a)(1)) to the securities represented thereby, the Collateral Agent will acquire such security interest free of any adverse claim (as so defined).

(10) The security interest created by the Security Agreement in the securities accounts specified in the Security Agreement has been perfected by the execution and delivery of the Securities Account Control Agreement by the parties thereto.

The foregoing opinions are also subject to the following comments and qualifications:

(A) The enforceability of provisions in the Security Agreement to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

(B) The enforceability of provisions in the Opinion Documents providing for indemnification, contribution or exculpation may be limited by (i) laws rending unenforceable indemnification contrary to law or the public policy underlying such law, and (ii) laws limiting the enforceability of provisions exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

(C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Noteholder is located (other than New York) that limits the interest, fees or other charges it may impose for the loan or use of money or other credit, (ii) Section 31 of the Security Agreement, insofar as such provision relates to the subject-matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Security Agreement, or (iii) the waiver of inconvenient forum set forth in Section 32 of the Security Agreement with respect to proceedings in the United States District Court for the Southern District of New York.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(D) Section 30 of the Security Agreement may not be enforceable to the extent that the Senior Obligations as defined therein are materially modified without the consent of the applicable Guarantors.

(E) We express no opinion as to the applicability to the obligations of any Subsidiary Guarantors under the Security Agreement of (or the enforceability of such obligations under) Section 548 of the Bankruptcy Code, Article 10 of the New York Debtor and Creditor Law or any other provision of law relating to fraudulent conveyances, transfers or obligations, or the provisions of the law of the jurisdiction of incorporation of such Subsidiary Guarantor restricting dividends, loans or other distributions by a corporation for the benefit of its stockholders.

(F) We wish to point out that the obligations of the Opinion Parties, and the rights and remedies of the Noteholders, under the Security Agreement may be subject to possible limitations upon the exercise of remedial or procedural provisions contained therein, provided that such limitations do not, in our opinion (but subject to the other comments and qualifications set forth in this opinion letter), make the remedies and procedures that will be afforded to the Collateral Agent inadequate for the practical realization of the substantive benefits purported to be provided by the Security Agreement.

(G) We express no opinion as to the existence of, or the right, title or interest of any Opinion Party in, to or under, any of the Collateral, and except as expressly provided in paragraphs (3), (7), (8), (9) and (10) above, we express no opinion as to the creation, perfection, effect of perfection or non-perfection or priority of any security interest in any of the Collateral.

(H) With respect to our opinion in paragraphs (7), (8) and (9) above, we have assumed that the Financing Statements will be filed in the appropriate filing offices no later than 30 days after the issuance of the Notes.

(I) We wish to point out that the acquisition by any Opinion Party after the issuance of the Notes under the Senior Secured Note Agreement of an interest in property that becomes subject to the lien of the Security Agreement may constitute a voidable preference under Section 547 of the Bankruptcy Code.

(J) With respect to our opinions in paragraphs (3), (7), (8), (9) and (10) above, we express no opinion as to the creation or perfection of any security interest in any portion of the Collateral to the extent that, pursuant to §9-109(c) or (d) of the UCC, Article 9 of the UCC does not apply thereto.

(K) We express no opinion as to the perfection of any security interest in any of the Collateral consisting of fixtures, timber to be cut, as-extracted collateral, commercial tort claims or consumer goods, or in Collateral covered by a certificate of title.

(L) We express no opinion as to the creation or perfection of any security interest in commingled goods within the meaning of UCC §9-336(a).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(M) Our opinions in paragraphs (7) and (8) above, insofar as they relate to the perfection of security interests under the laws of the State of Delaware are based solely upon a review of the relevant statutory text of Article 9 of the Uniform Commercial Code as in effect in the State of Delaware in each case as displayed on CCH Research Network on January 4, 2013, without regard to the decisional law of the State of Delaware.

(N) We express no opinion as to any matters governed by laws or treaties specifically relating to space and communications (including without limitation the Communications Act) as to which matters we refer you to the opinion letter of Butzel Long Tighe Patton, PLLC, FCC counsel for the Opinion Parties, of even date herewith addressed to you.

(O) (i) To the extent that the exercise of any rights and remedies of the Noteholders under the Security Agreement would result in a voluntary or an involuntary de jure or de facto assignment of any FCC permit or authorization, or a voluntary or involuntary transfer of de jure or de facto control of any holder of such an FCC license, permit or authorization, such assignment or transfer would require the prior consent of the FCC; (ii) to the extent that the Security Agreement purports to appoint an agent as the attorney-in-fact for any Noteholder with certain rights, privileges and powers to execute documents in the place and stead of such Noteholder, we advise you that the communications laws do not permit the grantee of a power of attorney to execute any application, report, document or other instrument to be filed with the FCC on behalf of and in the place of the party granting such power of attorney, except in the case of the grantor’s absence from the United States, or in the case of the grantor’s physical disability, and then only subject to certain further restrictions and limitations; and (iii) there are certain export restrictions imposed by the U.S. government, including without limitation those imposed by the U.S. State Department’s Department of Defense Trade Controls, with which the Noteholders may be obligated to comply in order to fully exercise their rights under the Security Agreement.

(P) We express no opinion as to any federal or state securities laws except as expressly set forth in paragraphs (4), (5) and (6) above.

The foregoing opinions are limited to matters involving the Federal laws of the United States, the law of the State of New York, the Delaware General Corporation Law, the Delaware Limited Liability Company Act and, as set forth in paragraph (7) and (8) above, Article 9 of the Uniform Commercial Code as in effect in the State of Delaware, and we do not express any opinion as to the law of any other jurisdiction.

This opinion letter is provided to you by us as special New York counsel to the Opinion Parties pursuant to Paragraph 3 of the Senior Secured Note Agreement and may not be relied upon by any other person or for any purpose other than in connection with the transactions contemplated by the Senior Secured Note Agreement without our prior written consent in each instance.

Very truly yours,

JHB/EFR

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Annex 1

Financing Statements

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Annex 2

Filing Offices

Entity	Filing Office

ORBCOMM Inc.	Delaware

ORBCOMM LLC	Delaware

ORBCOMM License Corp.	Delaware

ORBCOMM Terrestrial LLC	Delaware

StarTrak Information Technologies, LLC	Delaware

StarTrak Logistics Management Solutions, LLC	Delaware

ORBCOMM Africa LLC	Delaware

ORBCOMM South Africa Gateway Company LLC	Delaware

ORBCOMM Central America Holdings LLC	Delaware

ORBCOMM China LLC	Delaware

ORBCOMM CIS LLC	Delaware

ORBCOMM India LLC	Delaware

ORBCOMM International Holdings LLC	Delaware

ORBCOMM International Holdings 1 LLC	Delaware

ORBCOMM International Holdings 2 LLC	Delaware

ORBCOMM International Holdings 3 LLC	Delaware

ORBCOMM AIS LLC	Delaware

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January 4, 2013

To the Holders of the Notes issued pursuant to the

Note Agreement referred to below, and

U.S. Bank National Association, as

Collateral Agent (the “Collateral Agent”)

Ladies and Gentlemen:

I am the General Counsel of ORBCOMM Inc., a Delaware corporation (the “Company”), and in that capacity, I have acted as counsel to the Company and its Subsidiaries in connection with (i) the entry into a $45,000,000 senior secured note, guaranteed by certain of the Company’s Subsidiaries, with AIG Asset Management (U.S.), LLC, as investment adviser and (ii) the related grant of a first lien over all assets other than receivables, inventory and related customary assets and a second lien over receivables, inventory and related customary assets (collectively, the “Transactions”). Terms defined in the Senior Secured Note Agreement dated January 4, 2013 (the “Note Agreement”) have the same respective defined meanings when used herein.

I have reviewed the corporate proceedings taken by the Company and its Subsidiaries in connection with the authorization and issuance of the Notes to be issued in connection with the Transactions. I have also examined and relied on originals or copies, certified or otherwise identified to my satisfaction, of such corporate records, agreements of the Company and its Subsidiaries and other instruments and documents as I have deemed relevant or otherwise necessary as a basis for the opinions hereinafter expressed. In such examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity with the originals of all documents submitted to me as copies. As to questions of fact material to this opinion, I have, when relevant facts were not independently established, relied upon certificates of appropriate public officials and executive officers and representatives of the Company and its Subsidiaries.

On the basis of the foregoing and having regard for such legal considerations as I deem relevant, and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:

1.	Each Note Party has been duly formed, is validly existing and in good standing in its jurisdiction of formation.

2.	Each Note Party has the requisite power and authority as a corporation or limited liability company to execute, deliver and perform the Senior Note Documents to which it is a party.

3.	There is no pending or, to my knowledge, threatened legal or governmental action, suit or proceedings to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that would have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, and that is not otherwise disclosed in the Note Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	None of the execution, delivery or performance by the Company or its Subsidiaries of the Senior Note Documents will result in a breach or violation of, or a default under, the terms of any the Company’s and its Subsidiaries’ (i) certificates of incorporation, (ii) certificates of formation, (iii) operating agreements, (iv) partnership agreements, (v) applicable laws, rules and regulations, or (vi) any material agreement identified in the Note Agreement.

I express no opinion herein as to any laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States.

This opinion is based on my knowledge of the law and facts as of the date hereof. I assume no duty to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to my attention or to reflect any changes in any law or in any interpretation thereof which may hereafter occur or become effective.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

This opinion is being furnished pursuant to Paragraph 3A of the Note Agreement and is solely for the benefit of the Noteholders and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity for any purpose without my prior written consent.

Very truly yours,

Christian G. Le Brun

Executive Vice President, General Counsel

and Secretary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

[FORM OF COMPLIANCE CERTIFICATE]

            , 201

AIG Asset Management (U.S.), LLC

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attention: Private Placements—Compliance

Ladies and Gentlemen:

Reference is made to that certain Senior Secured Note Agreement dated as of January 4, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), by and among ORBCOMM Inc., a Delaware corporation (the “Company”), and the Purchasers signatory thereto. Capitalized terms used herein, and not otherwise defined herein, have the respective meanings given them in the Note Agreement.

The undersigned hereby certifies to the holders of the Notes issued under the Note Agreement as follows:

l. The undersigned is the duly appointed Chief Financial Officer of the Company and is authorized to deliver this Compliance Certificate to the holders of the Notes.

2. The undersigned has examined the books and records of the Company and its Subsidiaries and has made an examination sufficient as is reasonably necessary to provide this Compliance Certificate.

3. To the best of the undersigned’s knowledge, information and belief, no Default or Event of Default has occurred since the date of the last Compliance Certificate, or, if any such Default or Event of Default has occurred, the Note Parties’ actions taken with respect thereto are set forth on Schedule 2 attached hereto.

4. Computations demonstrating compliance with the financial covenant set forth in paragraph 6O of the Note Agreement for the Notes Parties’ fiscal period ended on the date of the financial statements delivered herewith are set forth on Schedule 1 attached hereto.

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Exhibit E – Page 1

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of the date first written above.

By:
Name:
Title:

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Exhibit D – Page 2

Schedule 1

CALCULATION OF FINANCIAL COVENANTS

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Exhibit D – Page 3

Schedule 2

DEFAULTS AND/OR EVENTS OF DEFAULT SINCE

DATE OF LAST COMPLIANCE CERTIFICATE

Indicate “None” or list such Defaults and/or Events of Default and actions taken by Note Parties with respect thereto:

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Exhibit D – Page 4

EXHIBIT E

SECURITY DOCUMENTS

1.	Account Control Agreement for Corporate Cash Management Accounts, among UBS Financial Services Inc., ORBCOMM Inc. and U.S. Bank National Association, as Collateral Agent.

2.	Intercompany Subordination Agreement among the Company and its Subsidiaries for the benefit of the holders of Senior Obligations.

3.	Statement of Purpose for an Extension of Credit Secured by Margin Stock by a Person Subject to Registration Under Regulation U (Federal Reserve Form G-3) in favor of each Purchaser.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit E – Page 1